                            JP MORGAN [GRAPHIC OMITTED][GRAPHIC OMITTED]

----------------------------------------------------------------------------------------------------------------

 ATTN:                      U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of
                            RASC Series 2006-KS7 Supplemental Interest Trust, Home Equity
                            Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS7

                            Tim Jacobson
                            Fax:  952-921-9087

                            RASC Series 2006-KS7
                            EP- MN - WS3D
                            60 Livingston Avenue
                            St. Paul, MN 55107
                            Tel.  651-495-3880
                            Fax:  651-495-8090

 FROM:                      Carmine Pilla
                            JPMorgan Chase Bank, N.A.

 RE:                        Interest Rate Swap Confirmation

 YOUR REF:
 OUR REF:

 DATE SENT:

                                        INTEREST RATE SWAP TRANSACTION

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                                           JPMORGAN CHASE BANK, N.A.
                                                 ("JPMorgan")

                                                      and

   U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust
       Trustee for the benefit of RASC Series 2006-KS7 Supplemental Interest Trust, Home Equity Mortgage
                            Asset-Backed Pass-Through Certificates, Series 2006-KS7
                                              (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions  contained in the 2000 ISDA  Definitions  (the  "Definitions"), as  published by the  International  Swaps and Derivatives  Association,  Inc. are incorporated into this  Confirmation.  In the event of any inconsistency  between those definitions and provisions and this  Confirmation,  this Confirmation will govern.

 This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of
 August 28, 2006, as amended and supplemented from time to time (the "Agreement"), between JPMORGAN CHASE
 BANK, N.A. ("JPMorgan") and U.S. Bank National Association, not in its individual capacity but solely as
 Supplemental Interest Trust Trustee for the benefit of RASC Series 2006-KS7 Supplemental Interest Trust,
 Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS7 (the "Counterparty"). All
 provisions contained in the Agreement govern this Confirmation except as expressly modified below.

 The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

 A. TRANSACTION DETAILS

 JPMorgan Deal Number(s):

 Notional Amount:                                     Per attached schedule in Exhibit A

 Trade Date:                                         11 August 2006

 Effective Date:                                     28 August 2006

 Termination Date:                                   25 July 2010 subject to  adjustment  in  accordance  with
                                                     the Following Business Day Convention

 FIXED AMOUNTS:

 Fixed Rate Payer:                                   Counterparty

 Fixed Rate Payer Period End Dates:                  The 25th of each month in each year commencing with 25
                                                     September 2006 to and including the Termination Date,
                                                     subject to adjustment in accordance with the Following
                                                     Business Day Convention

 Fixed Rate Payer Payment Dates:                     The Fixed Rate Payer Period End Date.

 Fixed Rate:                                         5.345 percent

 Fixed Rate Day Count Fraction:                      30/360

 Business Days:                                      New York

 FLOATING AMOUNTS:

Floating Rate Payer:                                JPMorgan

Floating Rate Payer Period End Dates:               The 25th of each month in each year commencing with 25
                                                    September 2006 to and including the Termination Date,
                                                    subject to adjustment in accordance with the Following
                                                    Business Day Convention

 Floating Rate for initial Calculation
 Period:                                             TBD

 Floating Rate Payer Payment Dates:                  Two (2) Business days preceding each Floating Rate Payer
                                                     Period End Date.

Floating Rate Option:                                USD-LIBOR-BBA

 Designated Maturity:                                1 Month

 Spread:                                             None

 Floating Rate Day Count Fraction:                   Actual/360

 Reset Dates:                                        The first day of each Calculation Period.

 Compounding:                                        Inapplicable

 Business Days:                                      New York

 Calculation Agent:                                  JPMorgan, unless otherwise stated in the Agreement.

 B. ACCOUNT DETAILS
 Payments to JPMorgan in USD:                        JPMORGAN CHASE BANK NA
                                                     JPMORGAN CHASE BANK NA
                                                     BIC: CHASUS33XXX
                                                     AC No: 099997979

 Payments to Counterparty in USD:                    U.S. Bank National Association
                                                     ABA Number: 091000022
                                                     Account Number: 1731-0332-2058
                                                     Reference: RASC 2006-KS7
                                                     OBI: Attention: John Thomas
                                                     Ref: Acct No: 104387000

 C. OFFICES

 JPMorgan:                                           NEW YORK

 Counterparty:                                       ST. PAUL

 D. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to  represent  to the other party on the date on which it enters  into a  Transaction that (absent a written  agreement  between the parties that expressly  imposes  affirmative  obligations to the contrary for that Transaction):

(a) Non-Reliance. It  is acting for its own  account,  and it has made its own  independent  decisions to enter into that  Transaction  and as to whether that  Transaction  is appropriate or proper for it based upon its own judgment  and  upon  advice  from  such  advisers  as it  has  deemed  necessary.  It is  not  relying  on  any communication  (written or oral) of the other party as investment  advice or as a recommendation  to enter into that  Transaction;  it being understood that  information and explanations  related to the terms and conditions of a  Transaction  shall  not  be  considered  investment  advice  or  a  recommendation  to  enter  into  that
Transaction.  No  communication  (written  or oral)  received  from the  other  party  shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment  and  Understanding. It  is capable of  assessing  the merits of and  understanding  (on its own behalf or through independent  professional  advice),  and understands and accepts,  the terms,  conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status  of  Parties. The  other  party is not acting as a  fiduciary  for or an adviser to it in respect of that Transaction.

 E. TRUSTEE CAPACITY

 It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RASC Series
 2006-KS7 Supplemental Interest Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series
 2006-KS7 under the Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing
 Agreement"), among Residential Asset Securities Corporation, as Depositor, Residential Funding Corporation,
 as Master Servicer, and U.S. Bank National Association, not in its individual capacity but solely as
 Supplemental Interest Trust Trustee, in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this
Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this
Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s):

 JPMorgan Chase Bank, N.A.

 [GRAPHIC OMITTED][GRAPHIC OMITTED]STARTSIGNATURE:U284298

-------------------------------------------------------------------

 Name:         Carmine Pilla
              -----------------------------------------------------

 Title:        Vice President
              -----------------------------------------------------

 Accepted and confirmed as of the date first
 written:

 U.S. Bank National Association, not in its
 individual capacity but solely as Supplemental
 Interest Trust Trustee for the benefit of RASC
 Series 2006-KS7 Supplemental Interest Trust, Home
 Equity Mortgage Asset-Backed Pass-Through
 Certificates, Series 2006-KS7

-------------------------------------------------------------------

 Name:
              -----------------------------------------------------

 Title:
              -----------------------------------------------------

 Your reference number:
                                -----------------------------------

                                                   EXHIBIT A

      PERIOD START           PERIOD END           NOTIONAL
        08/28/05              09/25/06         532,149,965.64
        09/25/06              10/25/06         528,389,048.36
        10/25/06              11/25/06         522,793,632.28
        11/25/06              12/25/06         515,341,907.30
        12/25/06              01/25/07         506,028,067.28
        01/25/07              02/25/07         494,863,382.58
        02/25/07              03/25/07         481,877,104.21
        03/25/07              04/25/07         467,117,166.95
        04/25/07              05/25/07         450,665,612.39
        05/25/07              06/25/07         432,675,581.18
        06/25/07              07/25/07         413,523,528.33
        07/25/07              08/25/07         393,649,744.09
        08/25/07              09/25/07         374,703,340.41
        09/25/07              10/25/07         356,641,105.83
        10/25/07              11/25/07         339,421,327.25
        11/25/07              12/25/07         323,004,276.24
        12/25/07              01/25/08         307,352,113.91
        01/25/08              02/25/08         292,428,800.54
        02/25/08              03/25/08         278,200,009.41
        03/25/08              04/25/08         264,621,503.77
        04/25/08              05/25/08         251,585,357.10
        05/25/08              06/25/08         237,474,668.17
        06/25/08              07/25/08         214,180,304.74
        07/25/08              08/25/08         193,269,560.74
        08/25/08              09/25/08         174,522,090.21
        09/25/08              10/25/08         157,712,004.39
        10/25/08              11/25/08         143,357,154.51
        11/25/08              12/25/08         134,928,543.54
        12/25/08              01/25/09         126,964,064.85
        01/25/09              02/25/09         119,435,569.65
        02/25/09              03/25/09         112,318,470.35
        03/25/09              04/25/09         105,589,308.03
        04/25/09              05/25/09         105,243,977.68
        05/25/09              06/25/09         104,233,656.54
        06/25/09              07/25/09          98,891,666.30
        07/25/09              08/25/09          93,838,323.82
        08/25/09              09/25/09          89,059,140.96
        09/25/09              10/25/09          84,536,894.51
        10/25/09              11/25/09          80,257,195.60
        11/25/09              12/25/09          76,206,484.09
        12/25/09              01/25/10          72,371,979.23
        01/25/10              02/25/10          68,741,643.60
        02/25/10              03/25/10          65,304,159.74
        03/25/10              04/25/10          62,048,774.14
        04/25/10              05/25/10          58,965,396.90
        05/25/10              06/25/10          56,044,515.11
        06/25/10              07/25/10          53,277,159.23

CLIENT SERVICE GROUP
 ALL QUERIES REGARDING CONFIRMATIONS SHOULD BE SENT TO:

 JPMORGAN CHASE BANK, N.A.

 CONTACTS
 JPMORGAN CONTACT               TELEPHONE NUMBER

 CLIENT SERVICE GROUP           (001) 3026344960

 GROUP E-MAIL ADDRESS:
 FACSIMILE:                     (001) 8888033606
 TELEX:
 CABLE:

 PLEASE QUOTE THE JPMORGAN DEAL NUMBER(S):

(MULTICURRENCY--CROSS BORDER)

                                            ISDA(R)
                         International Swap Dealers Association, Inc.

                                       MASTER AGREEMENT
                                 dated as of August 28, 2006

                                                    U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS
                                                         INDIVIDUAL CAPACITY BUT SOLELY AS
                                             and      SUPPLEMENTAL INTEREST TRUST TRUSTEE, ON
                                                    BEHALF OF THE SUPPLEMENTAL INTEREST TRUST,
            JPMORGAN CHASE BANK                      FOR THE BENEFIT OF RASC SERIES 2006- KS7
                                                                TRUST, HOME EQUITY
                                                         MORTGAGE ASSET-BACKED PASS-THROUGH
                                                           CERTIFICATES, SERIES 2006-KS7
  _______________________________________            _________________________________________
                ("Party A")                                         ("Party B")

have entered and/or anticipate  entering into one or more transactions  (each a "Transaction")
that are or willbe governed by this Master Agreement,  which includes the schedule (the  "Schedule"),  and the
documents and  other  confirming  evidence  (each  a  "Confirmation")   exchanged  between  the  parties
confirming those Transactions.

Accordingly, the parties agree as follows:--

1.      INTERPRETATION

(a)     DEFINITIONS.  The  terms  defined  in  Section  14 and in the  Schedule  will have the meanings therein specified for the purpose of this Master Agreement.

(b)     INCONSISTENCY.  In the  event  of any  inconsistency  between  the  provisions  of the
Schedule and the other  provisions of this Master  Agreement,  the Schedule  will prevail.  In the event of any  inconsistency  between the  provisions of any  Confirmation  and this Master
Agreement  (including the  Schedule),  such  Confirmation  will prevail for the purpose of the relevant Transaction.

(c)     SINGLE AGREEMENT.  All Transactions are entered into in reliance on the fact that this
Master  Agreement  and  all  Confirmations   form  a  single  agreement  between  the  parties
(collectively referred to as
this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.      OBLIGATIONS

(a)     GENERAL CONDITIONS.

(i)     Each party will make each  payment or delivery  specified in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

(ii)    Payments  under this  Agreement will be made on the due date for value on that date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant to this
        Agreement,  in freely  transferable  funds and in the manner customary for payments in the  required  currency.  Where  settlement  is by  delivery  (that is,  other than by payment),  such  delivery  will be made  for  receipt  on the due  date in the  manner customary  for the  relevant  obligation  unless  otherwise  specified in the relevant
        Confirmation or elsewhere in this Agreement.

(iii)   Each  obligation of each party under  Section  2(a)(i) is subject to (1) the condition precedent that no Event of  Default or  Potential  Event of  Default  with  respect to the other party has occurred and is  continuing,  (2) the condition  precedent  that no Early  Termination  Date in respect of the relevant  Transaction has occurred or been  effectively  designated and
        (3) each other applicable condition precedent specified in this Agreement.

(b)     CHANGE OF ACCOUNT.  Either  party may change its  account  for  receiving a payment or delivery by giving  notice to the other party at least five Local  Business  Days prior to the scheduled  date for the payment or delivery  to which such  change  applies  unless such other party gives timely notice of a reasonable objection to such change.

(c)     NETTING.  If on any date amounts would otherwise be payable:--

(i)     in the same currency; and

(ii)    in respect of the same Transaction,

by each party to the other,  then,  on such date,  each party's  obligation to make payment of any such amount will be  automatically  satisfied and discharged and, if the aggregate  amount that would  otherwise  have been payable by one party exceeds the aggregate  amount that would otherwise  have been payable by the other party,  replaced by an obligation  upon the party by whom the  larger  aggregate  amount  would  have been  payable  to pay to the other  party the excess of the larger aggregate amount over the smaller aggregate amount.

The  parties  may elect in  respect  of two or more  Transactions  that a net  amount  will be determined  in  respect  of all  amounts  payable  on the same  date in the same  currency  in respect of such  Transactions,  regardless  of whether  such amounts are payable in respect of the  same  Transaction.  The  election  may be  made  in the  Schedule  or a  Confirmation  by specifying  that  subparagraph  (ii) above will not apply to the  Transactions  identified  as being  subject to the election,  together  with the starting date (in which case  subparagraph
(ii) above will not,  or will  cease to,  apply to such  Transactions  from such  date).  This election  may be  made  separately  for  different  groups  of  Transactions  and  will  apply separately to each pairing of Offices  through which the parties make and receive  payments or deliveries.

(d)     DEDUCTION OR WITHHOLDING FOR TAX.

(i)     GROSS-UP.  All payments  under this  Agreement  will be made without any  deduction or withholding  for or on account of any Tax unless  such  deduction  or  withholding  is required  by any  applicable  law,  as  modified  by  the  practice  of  any  relevant governmental  revenue  authority,  then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

(1)     promptly notify the other party ("Y") of such requirement;

(2)     pay to the relevant  authorities  the full amount  required to be deducted or withheld
               (including  the full  amount  required  to be  deducted  or  withheld  from any additional  amount paid by X to Y under this  Section 2(d))  promptly  upon the earlier of  determining  that such  deduction  or  withholding  is  required or receiving notice that such amount has been assessed against Y;

(3)     promptly   forward  to  Y  an  official  receipt  (or  a  certified  copy),  or  other documentation  reasonably  acceptable  to Y,  evidencing  such  payment to such authorities; and

(4)     if such Tax is an  Indemnifiable  Tax, pay to Y, in addition to the payment to which Y is  otherwise  entitled  under this  Agreement,  such  additional  amount as is necessary to ensure that
               the net amount actually  received by Y (free and clear of Indemnifiable  Taxes, whether  assessed  against  X or Y) will  equal  the full  amount Y would  have received had no such deduction or withholding  been required.  However,  X will not be required to pay any additional amount to Y
               to the extent that it would not be required to be paid but for:--

(A)     the failure by Y to comply with or perform any agreement contained in
                  Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)     the failure of a representation  made by Y pursuant to Section 3(f) to be accurate and true  unless such  failure  would not have  occurred  but for (I) any action
                  taken  by  a  taxing   authority,   or  brought  in  a  court  of  competent
                  jurisdiction,  on or after the date on which a  Transaction  is entered into
                  (regardless  of whether  such action is taken or brought  with  respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)    LIABILITY.  If:--

(1)     X is required by any  applicable  law,  as  modified by the  practice of any  relevant governmental  revenue  authority,  to make  any  deduction  or  withholding  in respect  of which X would  not be  required  to pay an  additional  amount to Y under Section 2(d)(i)(4);

(2)     X does not so deduct or withhold; and

(3)     a liability resulting from such Tax is assessed directly against X,

        then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such  liability  (including  any related  liability  for interest,  but  including any related  liability for penalties only if Y has failed to comply  with or perform  any  agreement  contained  in Section
        4(a)(i), 4(a)(iii) or 4(d)).

(e)     DEFAULT INTEREST;  OTHER AMOUNTS.  Prior to the occurrence or effective designation of an Early  Termination  Date in respect of the relevant  Transaction,  a party that defaults in the  performance of any payment  obligation  will, to the extent  permitted by law and subject to Section  6(c),  be  required  to pay  interest  (before as well as after  judgment)  on the overdue amount to the other party on demand in the same currency as such overdue  amount,  for the period from (and  including)  the  original  due date for payment to (but  excluding)  the date of actual  payment,  at the Default  Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the  occurrence or effective designation of an Early Termination Date in respect of the relevant  Transaction,  a party defaults in the  performance of any  obligation  required to be settled by delivery,  it will  compensate  the other party on demand if and to the extent  provided for in the relevant
Confirmation or elsewhere in this Agreement.

3.      REPRESENTATIONS

Each  party  represents  to the  other  party  (which  representations  will be  deemed  to be repeated by each party on each date on which a  Transaction  is entered  into and, in the case of  the  representations  in  Section  3(f),  at all  times  until  the  termination  of  this
Agreement) that:--

(a)     BASIC REPRESENTATIONS.

(i)     STATUS.  It is duly organised and validly  existing under the laws of the jurisdiction of its  organisation  or  incorporation  and,  if  relevant  under such laws,  in good standing;

(ii)    POWERS.  It has the  power to  execute  this  Agreement  and any  other  documentation relating to this  Agreement to which it is a party,  to deliver this Agreement and any other  documentation  relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations  under this Agreement and any obligations it has  under  any  Credit  Support  Document  to which it is a party  and has  taken all necessary action to authorise such execution, delivery and performance;

(iii)   NO VIOLATION OR CONFLICT.  Such execution,  delivery and performance do not violate or conflict  with  any  law  applicable  to  it,  any  provision  of  its  constitutional documents,  any  order  or  judgment  of any  court  or  other  agency  of  government applicable  to it or any of its assets or any  contractual  restriction  binding on or affecting it or any of its assets;

(iv)    CONSENTS.  All  governmental  and  other  consents  that  are  required  to have  been obtained by it with respect to this Agreement or any Credit Support  Document to which it is a party have been  obtained and are in full force and effect and all  conditions of any such consents have been complied with; and

(v)     OBLIGATIONS  BINDING.  Its  obligations  under this  Agreement and any Credit  Support
        Document to which it is a party constitute its legal,  valid and binding  obligations,
        enforceable  in  accordance  with  their   respective  terms  (subject  to  applicable
        bankruptcy,   reorganisation,   insolvency,   moratorium  or  similar  laws  affecting
        creditors'  rights  generally  and  subject,   as  to  enforceability,   to  equitable
        principles of general  application  (regardless of whether  enforcement is sought in a proceeding in equity or at law)).

(b)     ABSENCE OF CERTAIN  EVENTS.  No Event of Default or Potential  Event of Default or, to
its  knowledge,  Termination  Event with respect to it has occurred and is  continuing  and no such event or  circumstance  would occur as a result of its entering  into or  performing  its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)     ABSENCE OF LITIGATION.  There is not pending or, to its knowledge,  threatened against it or any of its Affiliates  any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body,  agency or official or any arbitrator that is likely to affect the legality,  validity or  enforceability  against it of this  Agreement or any Credit
Support  Document to which it is a party or its ability to perform its obligations  under this
Agreement or such Credit Support Document.

(d)     ACCURACY OF SPECIFIED  INFORMATION.  All applicable  information  that is furnished in writing by or on behalf of it to the other  party and is  identified  for the  purpose of this
Section  3(d) in the  Schedule  is,  as of the date of the  information,  true,  accurate  and complete in every material respect.

(e)     PAYER TAX  REPRESENTATION.  Each  representation  specified  in the  Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)     PAYEE TAX  REPRESENTATIONS.  Each  representation  specified  in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.      AGREEMENTS

Each  party  agrees  with  the  other  that,  so long as  either  party  has or may  have  any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a)     FURNISH  SPECIFIED  INFORMATION.  It will  deliver  to the other  party or, in certain cases under  subparagraph  (iii) below,  to such  government or taxing  authority as the other party reasonably directs:

(i)     any forms,  documents or certificates  relating to taxation  specified in the Schedule or any Confirmation;

(ii)    any other documents specified in the Schedule or any Confirmation; and

(iii)   upon reasonable  demand by such other party, any form or document that may be required or  reasonably  requested  in writing in order to allow such other party or its Credit
        Support  Provider to make a payment  under this  Agreement  or any  applicable  Credit
        Support  Document without any deduction or withholding for or on account of any Tax or with such  deduction  or  withholding  at a reduced  rate (so long as the  completion, execution or submission of such form or document  would not  materially  prejudice the legal or commercial  position of the party in receipt of such  demand),  with any such form or document to be accurate and completed in a manner  reasonably  satisfactory to such other party and to be executed and to be delivered with any  reasonably  required certification,

in each  case by the date  specified  in the  Schedule  or such  Confirmation  or,  if none is specified, as soon as reasonably practicable.

(b)     MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts  to  maintain  in full force and effect all consents of any  governmental  or other authority that are required to be obtained by it with respect to this  Agreement or any Credit  Support  Document to which it is a party and will use all  reasonable  efforts to obtain any that may become  necessary  in the future.

(c)     COMPLY WITH LAWS.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if  failure  so to comply  would  materially  impair its ability to perform its  obligations  under this  Agreement or any Credit  Support  Document to which it is a party.

(d)     TAX  AGREEMENT.  It will give  notice of any  failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)     PAYMENT  OF STAMP  TAX.  Subject  to  Section  11, it will pay any Stamp Tax levied or imposed  upon  it or in  respect  of its  execution  or  performance  of this  Agreement  by a jurisdiction in which it is  incorporated,  organised,  managed and controlled,  or considered to have its seat,  or in which a branch or office  through  which it is acting for the purpose of this  Agreement is located  ("Stamp Tax  Jurisdiction")  and will indemnify the other party against  any Stamp Tax  levied or  imposed  upon the other  party or in  respect  of the other party's  execution or performance of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.      EVENTS OF DEFAULT AND TERMINATION EVENTS

(a)     EVENTS  OF  DEFAULT.  The  occurrence  at any time  with  respect  to a party  or,  if applicable,  any Credit Support  Provider of such party or any Specified  Entity of such party of any of the following  events  constitutes  an event of default (an "Event of Default") with respect to such party:--

(i)     FAILURE TO PAY OR DELIVER.  Failure by the party to make,  when due, any payment under this Agreement or delivery under Section  2(a)(i) or 2(e) required to be made by it if such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to the party;

(ii)    BREACH OF  AGREEMENT.  Failure by the party to comply with or perform any agreement or obligation  (other than an  obligation  to make any payment  under this  Agreement  or delivery  under Section  2(a)(i) or 2(e) or to give notice of a  Termination  Event or any agreement or obligation under Section  4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the party in  accordance  with this  Agreement if such failure is not remedied on or before the  thirtieth  day after notice of such failure is given to the party;

(iii)   CREDIT SUPPORT DEFAULT.

(1)     Failure by the party or any Credit  Support  Provider  of such party to comply with or perform any  agreement  or  obligation  to be complied  with or  performed by it in accordance  with any Credit  Support  Document if such failure is continuing  after any applicable grace period has elapsed;

(2)     the  expiration  or  termination  of such  Credit  Support  Document or the failing or ceasing  of such  Credit  Support  Document  to be in full force and effect for the purpose of this  Agreement  (in  either  case  other  than in  accordance  with its terms)  prior to the  satisfaction  of all  obligations  of such  party  under each
           Transaction  to which such  Credit  Support  Document  relates  without the written consent of the other party; or

(3)     the  party or such  Credit  Support  Provider  disaffirms,  disclaims,  repudiates  or rejects,  in whole or in part,  or  challenges  the  validity  of,  such Credit
               Support Document;

(iv)    MISREPRESENTATION.  A representation  (other than a representation  under Section 3(e)
        or (f)) made or  repeated  or deemed to have been made or repeated by the party or any
        Credit  Support  Provider  of such  party  in this  Agreement  or any  Credit  Support
        Document  proves to have been  incorrect or  misleading  in any material  respect when made or repeated or deemed to have been made or repeated;

(v)     DEFAULT UNDER SPECIFIED  TRANSACTION.  The party,  any Credit Support Provider of such party or any applicable  Specified Entity of such party (1) defaults under a Specified
        Transaction  and,  after giving effect to any applicable  notice  requirement or grace period,  there occurs a liquidation of, an  acceleration  of obligations  under, or an early termination of, that Specified  Transaction,  (2) defaults,  after giving effect to any  applicable  notice  requirement  or grace  period,  in making  any  payment or delivery  due on the last  payment,  delivery or  exchange  date of, or any payment on early termination of, a Specified  Transaction (or such default continues for at least three  Local  Business  Days if there is no  applicable  notice  requirement  or grace period) or (3) disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a
        Specified  Transaction  (or such action is taken by any person or entity  appointed or empowered to operate it or act on its behalf);

(vi)    CROSS  DEFAULT.  If "Cross  Default" is  specified  in the Schedule as applying to the party,  the  occurrence  or  existence  of (1) a  default,  event of  default or other similar condition or event (however

        described) in respect of such party,  any Credit Support Provider of such party or any applicable  Specified Entity of such party under one or more agreements or instruments relating to Specified  Indebtedness of any of them  (individually  or collectively) in an aggregate amount of not less than the applicable  Threshold Amount (as specified in the Schedule) which has resulted in such Specified  Indebtedness becoming, or becoming capable at such time of being  declared,  due and  payable  under such  agreements  or instruments,  before it would  otherwise have been due and payable or (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually or collectively)  in making one or more  payments on the due date thereof in an aggregate amount of not less than the  applicable  Threshold  Amount  under such  agreements  or instruments  (after  giving  effect  to any  applicable  notice  requirement  or grace period);

(vii)   BANKRUPTCY.  The party,  any Credit  Support  Provider of such party or any applicable
        Specified Entity of such party:--

(1)     is dissolved  (other than pursuant to a  consolidation,  amalgamation or merger);  (2)
            becomes  insolvent  or is unable  to pay its  debts or fails or admits in  writing its  inability  generally to pay its debts as they become due; (3) makes a general assignment,  arrangement or composition  with or for the benefit of its creditors;
            (4)  institutes or has  instituted  against it a proceeding  seeking a judgment of insolvency or  bankruptcy  or any other relief under any  bankruptcy or insolvency law or other similar law affecting  creditors'  rights, or a petition is presented for its  winding-up  or  liquidation,  and, in the case of any such  proceeding or petition  instituted  or  presented  against it, such  proceeding  or petition (A)
            results in a judgment of  insolvency  or  bankruptcy  or the entry of an order for relief or the making of an order for its  winding-up or  liquidation or (B) is not dismissed,  discharged,  stayed or  restrained  in each case within 30 days of the institution  or  presentation  thereof;  (5)  has  a  resolution  passed  for  its
            winding-up,   official  management  or  liquidation  (other  than  pursuant  to  a consolidation,  amalgamation  or  merger);  (6) seeks or  becomes  subject  to the appointment of an administrator,  provisional liquidator,  conservator,  receiver, trustee,  custodian or other similar  official for it or for all or  substantially all its assets;  (7) has a secured party take  possession of all or  substantially all its assets or has a distress,  execution,  attachment,  sequestration or other legal  process  levied,  enforced or sued on or against all or  substantially  all its assets and such secured  party  maintains  possession,  or any such process is not  dismissed,  discharged,  stayed or  restrained,  in each case  within 30 days thereafter;  (8)  causes or is  subject  to any event  with  respect  to it which, under the applicable laws of any  jurisdiction,  has an analogous effect to any of the events  specified in clauses (1) to (7)  (inclusive);  or (9) takes any action in  furtherance  of, or indicating  its consent to,  approval of, or  acquiescence in, any of the foregoing acts; or

(viii)  MERGER  WITHOUT  ASSUMPTION.  The party or any Credit  Support  Provider of such party consolidates  or  amalgamates  with,  or  merges  with or into,  or  transfers  all or
        substantially   all  its  assets  to,   another  entity  and,  at  the  time  of  such
        consolidation, amalgamation, merger or transfer:--

(1)     the resulting,  surviving or transferee  entity fails to assume all the obligations of such party or such Credit  Support  Provider  under this  Agreement  or any Credit
            Support  Document to which it or its  predecessor  was a party by operation of law or pursuant to an  agreement  reasonably  satisfactory  to the other party to this
            Agreement; or

(2)     the benefits of any Credit  Support  Document  fail to extend  (without the consent of the other party) to the  performance  by such  resulting,  surviving or transferee entity of its obligations under this Agreement.

(b)     TERMINATION  EVENTS.  The  occurrence  at any time  with  respect  to a party  or,  if applicable,  any Credit Support  Provider of such party or any Specified  Entity of such party of any event  specified  below  constitutes  an  Illegality  if the event is  specified in (i)
below,  a Tax Event if the event is  specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon  Merger if the event is  specified  pursuant to (iv) below or an  Additional  Termination
Event if the event is specified pursuant to (v) below:--

(i)     ILLEGALITY.  Due to the  adoption of, or any change in, any  applicable  law after the date on which a Transaction  is entered into,  or due to the  promulgation  of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority  with competent  jurisdiction  of any  applicable  law after such date, it becomes  unlawful
        (other  than as a result  of a breach  by the party of  Section  4(b)) for such  party
        (which will be the Affected Party):--

(1)     to perform any absolute or  contingent  obligation to make a payment or delivery or to receive a payment or delivery in respect of such  Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)     to  perform,  or for any  Credit  Support  Provider  of such  party  to  perform,  any contingent  or  other  obligation  which  the  party  (or such  Credit  Support
               Provider) has under any Credit Support Document relating to such Transaction;

(ii)    TAX EVENT.  Due to (x) any action taken by a taxing  authority,  or brought in a court of  competent  jurisdiction,  on or after the date on which a  Transaction  is entered into  (regardless  of whether  such action is taken or brought with respect to a party to this  Agreement)  or (y) a Change in Tax Law, the party (which will be the Affected
        Party)  will,  or  there  is a  substantial  likelihood  that  it  will,  on the  next succeeding  Scheduled  Payment  Date  (1) be  required  to pay to the  other  party an additional amount in respect of an Indemnifiable Tax under Section  2(d)(i)(4) (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required  to be  deducted  or withheld  for or on account of a
        Tax  (except in respect of  interest  under  Section  2(e),  6(d)(ii)  or 6(e)) and no additional  amount  is  required  to be paid in  respect  of such  Tax  under  Section
        2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)   TAX EVENT  UPON  MERGER.  The party  (the  "Burdened  Party")  on the next  succeeding
        Scheduled  Payment  Date will either (1) be required  to pay an  additional  amount in respect  of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except  in  respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been  deducted or withheld  for or on account of any  Indemnifiable  Tax in respect of which the other party is not required to pay an  additional  amount  (other than by reason  of  Section  2(d)(i)(4)(A)  or (B)),  in either  case as a result of a party  consolidating  or  amalgamating  with, or merging with or into, or transferring all or  substantially  all its assets to,  another  entity (which will be the Affected
        Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)    CREDIT EVENT UPON MERGER.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party ("X"),  any Credit Support  Provider of X or any applicable  Specified Entity of X consolidates or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to,  another  entity and such action  does  not  constitute  an  event  described  in  Section  5(a)(viii)  but  the creditworthiness  of the  resulting,  surviving  or  transferee  entity is  materially weaker than that of X, such Credit Support Provider or such Specified  Entity,  as the case may be,  immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v)     ADDITIONAL  TERMINATION  EVENT. If any "Additional  Termination Event" is specified in the Schedule or any  Confirmation  as applying,  the occurrence of such event (and, in such event,  the Affected  Party or Affected  Parties  shall be as specified  for such
        Additional Termination Event in the Schedule or such Confirmation).

(c)     EVENT OF DEFAULT AND  ILLEGALITY.  If an event or  circumstance  which would otherwise constitute  or give rise to an Event of Default also  constitutes  an  Illegality,  it will be treated as an Illegality and will not constitute an Event of Default.

6.EARLY TERMINATION

(a)     RIGHT TO  TERMINATE  FOLLOWING  EVENT OF  DEFAULT.  If at any time an Event of Default with respect to a party (the  "Defaulting  Party") has occurred  and is then  continuing,  the other  party  (the  "Non-defaulting  Party")  may,  by not  more  than 20 days  notice  to the
Defaulting  Party  specifying the relevant Event of Default,  designate a day not earlier than the day such notice is effective as an Early  Termination  Date in respect of all  outstanding
Transactions.  If,  however,  "Automatic  Early  Termination"  is specified in the Schedule as applying  to  a  party,  then  an  Early  Termination  Date  in  respect  of  all  outstanding
Transactions  will occur  immediately  upon the  occurrence  with  respect to such party of an
Event  of  Default  specified  in  Section  5(a)(vii)(1),  (3),  (5),  (6) or,  to the  extent analogous  thereto,  (8), and as of the time  immediately  preceding  the  institution  of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence  with respect to such  party of an Event of Default  specified  in Section  5(a)(vii)(4)  or, to the extent analogous thereto, (8).

(b)     RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

(i)     NOTICE.  If a  Termination  Event  occurs,  an  Affected  Party  will,  promptly  upon becoming  aware  of it,  notify  the  other  party,  specifying  the  nature  of  that
        Termination  Event  and each  Affected  Transaction  and will  also  give  such  other information about that Termination Event as the other party may reasonably require.

(ii)    TRANSFER  TO  AVOID   TERMINATION   EVENT.  If  either  an  Illegality  under  Section
        5(b)(i)(1)  or a Tax Event  occurs and there is only one Affected  Party,  or if a Tax
        Event Upon Merger occurs and the Burdened  Party is the Affected  Party,  the Affected
        Party will, as a condition to its right to designate an Early  Termination  Date under
        Section  6(b)(iv),  use all  reasonable  efforts (which will not require such party to incur a loss,  excluding  immaterial,  incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations  under this
        Agreement  in  respect of the  Affected  Transactions  to  another  of its  Offices or
        Affiliates so that such Termination Event ceases to exist.

        If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such 20 day period,  whereupon  the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

        Any such  transfer  by a party  under  this  Section  6(b)(ii)  will be subject to and conditional upon the prior written consent of the other party,  which consent will not be withheld if such other  party's  policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)   TWO  AFFECTED  PARTIES.  If an  Illegality  under  Section  5(b)(i)(1)  or a Tax Event occurs and there are two Affected Parties,  each party will use all reasonable efforts to reach agreement  within 30 days after notice thereof is given under Section 6(b)(i)
        on action to avoid that Termination Event.

(iv)    RIGHT TO TERMINATE.  If:--

(1)     a transfer  under Section  6(b)(ii) or an agreement  under  Section 6(b)(iii),  as the case may be, has not been  effected  with respect to all Affected  Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)     an Illegality  under Section  5(b)(i)(2),  a Credit Event Upon Merger or an Additional
               Termination  Event  occurs,  or a Tax Event Upon Merger occurs and the Burdened
               Party is not the Affected Party,

        either party in the case of an  Illegality,  the  Burdened  Party in the case of a Tax
        Event Upon  Merger,  any  Affected  Party in the case of a Tax Event or an  Additional
        Termination  Event if there is more than one Affected Party, or the party which is not the  Affected  Party  in the case of a  Credit  Event  Upon  Merger  or an  Additional
        Termination Event if there is only one Affected Party may, by not more  than  20  days  notice  to the  other  party  and  provided  that  the  relevant
        Termination Event is then

        continuing,  designate a day not earlier  than the day such notice is  effective as an
        Early Termination Date in respect of all Affected Transactions.

(c)     EFFECT OF DESIGNATION.

(i)     If notice  designating an Early  Termination Date is given under  Section 6(a) or (b), the Early  Termination  Date will occur on the date so designated,  whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)    Upon the occurrence or effective  designation of an Early Termination Date, no further payments or  deliveries  under  Section  2(a)(i) or 2(e) in respect of the  Terminated
        Transactions  will  be  required  to be  made,  but  without  prejudice  to the  other provisions  of this  Agreement.  The  amount,  if any,  payable in respect of an Early
        Termination Date shall be determined pursuant to Section 6(e).

(d)     CALCULATIONS.

(i)     STATEMENT.  On or as soon as reasonably  practicable  following  the  occurrence of an
        Early  Termination  Date,  each party will make the  calculations on its part, if any, contemplated  by Section  6(e) and will  provide to the other  party a  statement  (1)
        showing,  in reasonable detail,  such calculations  (including all relevant quotations and  specifying  any amount  payable under Section 6(e)) and (2) giving details of the relevant  account to which any amount  payable to it is to be paid.  In the absence of written  confirmation from the source of a quotation  obtained in determining a Market
        Quotation,  the  records of the party  obtaining  such  quotation  will be  conclusive evidence of the existence and accuracy of such quotation.

(ii)    PAYMENT  DATE. An amount  calculated as being due in respect of any Early  Termination
        Date under  Section 6(e) will be payable on the day that notice of the amount  payable is effective (in the case of an Early  Termination  Date which is designated or occurs as a result of an Event of Default)  and on the day which is two Local  Business  Days after the day on which notice of the amount  payable is  effective  (in the case of an
        Early Termination Date which is designated as a result of a Termination  Event).  Such amount will be paid  together  with (to the extent  permitted  under  applicable  law)
        interest thereon (before as well as after judgment) in the Termination Currency,  from
        (and including) the relevant Early  Termination  Date to (but excluding) the date such amount is paid,  at the  Applicable  Rate.  Such  interest  will be  calculated on the basis of daily compounding and the actual number of days elapsed.

(e)     PAYMENTS ON EARLY  TERMINATION.  If an Early  Termination  Date occurs,  the following provisions  shall apply based on the parties'  election in the Schedule of a payment  measure, either "Market  Quotation" or "Loss",  and a payment method,  either the "First Method" or the
"Second  Method".  If the parties fail to designate a payment measure or payment method in the
Schedule,  it will be deemed that "Market  Quotation" or the "Second Method",  as the case may be, shall  apply.  The amount,  if any,  payable in respect of an Early  Termination  Date and determined pursuant to this Section will be subject to any Set-off.

(i)     EVENTS OF DEFAULT.  If the Early Termination Date results from an Event of Default:--

(1)     First Method and Market  Quotation.  If the First Method and Market  Quotation  apply, the  Defaulting  Party will pay to the  Non-defaulting  Party the excess,  if a positive  number,  of (A) the sum of the Settlement  Amount  (determined by the
               Non-defaulting  Party)  in  respect  of the  Terminated  Transactions  and  the
               Termination   Currency   Equivalent   of  the  Unpaid   Amounts  owing  to  the
               Non-defaulting  Party  over  (B) the  Termination  Currency  Equivalent  of the
               Unpaid Amounts owing to the Defaulting Party.

(2)     First Method and Loss. If the First Method and Loss apply,  the Defaulting  Party will pay to the  Non-defaulting  Party,  if a positive  number,  the  Non-defaulting
               Party's Loss in respect of this Agreement.

(3)     Second Method and Market  Quotation.  If the Second Method and Market Quotation apply, an  amount  will be  payable  equal  to (A) the  sum of the  Settlement  Amount
               (determined by the

               Non-defaulting  Party)  in  respect  of the  Terminated  Transactions  and  the
               Termination   Currency   Equivalent   of  the  Unpaid   Amounts  owing  to  the
               Non-defaulting  Party  less  (B) the  Termination  Currency  Equivalent  of the
               Unpaid  Amounts  owing to the  Defaulting  Party.  If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting  Party; if it is a negative  number,  the  Non-defaulting  Party will pay the absolute  value of that amount to the Defaulting Party.

(4)     Second  Method  and Loss.  If the  Second  Method and Loss  apply,  an amount  will be
               payable  equal  to  the   Non-defaulting   Party's  Loss  in  respect  of  this
               Agreement.  If that amount is a positive number,  the Defaulting Party will pay it to the Non-defaulting  Party; if it is a negative number, the Non-defaulting
               Party will pay the absolute value of that amount to the Defaulting Party.

(ii)    TERMINATION EVENTS.  If the Early Termination Date results from a Termination Event:--

(1)     One  Affected  Party.  If there is one  Affected  Party,  the amount  payable  will be determined in accordance with Section 6(e)(i)(3),  if Market Quotation applies,
               or  Section  6(e)(i)(4),   if  Loss  applies,  except  that,  in  either  case,
               references  to the  Defaulting  Party and to the  Non-defaulting  Party will be deemed to be  references  to the Affected  Party and the party which is not the
               Affected  Party,  respectively,  and,  if Loss  applies  and fewer than all the
               Transactions are being  terminated,  Loss shall be calculated in respect of all
               Terminated Transactions.

(2)     Two Affected Parties.  If there are two Affected Parties:--

(A)     if Market Quotation applies,  each party will determine a Settlement Amount in respect of the Terminated  Transactions,  and an amount will be payable equal to (I)
                  the sum of (a) one-half of the difference  between the Settlement  Amount of the  party  with the  higher  Settlement  Amount  ("X")  and the  Settlement
                  Amount  of the  party  with the lower  Settlement  Amount  ("Y") and (b) the
                  Termination  Currency  Equivalent of the Unpaid Amounts owing to X less (II)
                  the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)     if Loss applies,  each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being  terminated,  in respect of all
                  Terminated  Transactions)  and an amount  will be payable  equal to one-half of the  difference  between the Loss of the party with the higher Loss ("X")
                  and the Loss of the party with the lower Loss ("Y").

               If the  amount  payable is a  positive  number,  Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii)   ADJUSTMENT FOR BANKRUPTCY.  In  circumstances  where an Early  Termination Date occurs because  "Automatic  Early  Termination"  applies in  respect  of a party,  the amount determined  under  this  Section  6(e)  will be  subject  to such  adjustments  as are appropriate  and  permitted by law to reflect any payments or  deliveries  made by one party to the other under this  Agreement (and retained by such other party) during the period from the relevant  Early  Termination  Date to the date for payment  determined under Section 6(d)(ii).

(iv)    PRE-ESTIMATE.   The  parties  agree  that  if  Market  Quotation   applies  an  amount
        recoverable  under this Section 6(e) is a  reasonable  pre-estimate  of loss and not a penalty.  Such amount is payable  for the loss of bargain  and the loss of  protection against future risks and except as otherwise  provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.      TRANSFER

Subject to Section  6(b)(ii),  neither this  Agreement  nor any interest or  obligation  in or under this  Agreement may be  transferred  (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a)     a party may make such a transfer  of this  Agreement  pursuant to a  consolidation  or amalgamation  with,  or merger  with or into,  or  transfer  of all or  substantially  all its assets to,  another  entity (but  without  prejudice  to any other right or remedy  under this
Agreement); and

(b)     a party may make such a  transfer  of all or any part of its  interest  in any  amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.      CONTRACTUAL CURRENCY

(a)     PAYMENT IN THE  CONTRACTUAL  CURRENCY.  Each payment under this Agreement will be made in the relevant  currency  specified  in this  Agreement  for that  payment (the  "Contractual
Currency").  To the extent  permitted by  applicable  law,  any  obligation  to make  payments under this  Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency other than the Contractual  Currency,  except to the extent such tender results in the actual  receipt by the party to which  payment is owed,  acting in a reasonable manner  and in good  faith in  converting  the  currency  so  tendered  into  the  Contractual
Currency,  of the full amount in the  Contractual  Currency of all amounts  payable in respect of this  Agreement.  If for any reason  the amount in the  Contractual  Currency  so  received falls short of the amount in the  Contractual  Currency  payable in respect of this Agreement, the party  required to make the payment  will,  to the extent  permitted  by  applicable  law, immediately  pay such  additional  amount in the  Contractual  Currency as may be necessary to compensate  for the  shortfall.  If for any reason the amount in the  Contractual  Currency so received  exceeds  the  amount  in  the  Contractual  Currency  payable  in  respect  of  this
Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)     JUDGMENTS.  To the extent  permitted  by  applicable  law,  if any  judgment  or order expressed in a currency  other than the  Contractual  Currency is rendered (i) for the payment of any  amount  owing in  respect  of this  Agreement,  (ii)  for the  payment  of any  amount relating  to any early  termination  in  respect  of this  Agreement  or (iii) in respect of a judgment  or order of another  court for the  payment of any amount  described  in (i) or (ii)
above,  the party seeking  recovery,  after recovery in full of the aggregate  amount to which such  party is  entitled  pursuant  to the  judgment  or order,  will be  entitled  to receive immediately  from the other  party the amount of any  shortfall  of the  Contractual  Currency received by such party as a  consequence  of sums paid in such other  currency and will refund promptly to the other party any excess of the Contractual  Currency  received by such party as a consequence  of sums paid in such other  currency if such shortfall or such excess arises or results from any variation  between the rate of exchange at which the Contractual  Currency is converted  into the  currency of the  judgment or order for the  purposes of such  judgment or order and the rate of  exchange  at which such party is able,  acting in a  reasonable  manner and in good faith in  converting  the currency  received  into the  Contractual  Currency,  to purchase  the  Contractual  Currency  with the amount of the currency of the judgment or order actually  received by such party. The term "rate of exchange"  includes,  without  limitation, any premiums and costs of exchange  payable in  connection  with the purchase of or conversion into the Contractual Currency.

(c)     SEPARATE  INDEMNITIES.  To the extent  permitted by applicable law, these  indemnities
constitute   separate  and  independent   obligations  from  the  other  obligations  in  this
Agreement,  will be  enforceable  as separate  and  independent  causes of action,  will apply notwithstanding  any  indulgence  granted  by the party to which any  payment is owed and will not be  affected by  judgment  being  obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)     EVIDENCE  OF LOSS.  For the  purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate  that it would have  suffered a loss had an actual  exchange or purchase been made.

9.      MISCELLANEOUS

(a)     ENTIRE  AGREEMENT.  This Agreement  constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes  all oral  communication  and prior writings with respect thereto.

(b)     AMENDMENTS.  No amendment,  modification  or waiver in respect of this  Agreement will be effective  unless in writing  (including a writing  evidenced by a facsimile  transmission)
and  executed by each of the  parties or  confirmed  by an  exchange of telexes or  electronic messages on an electronic messaging system.

(c)     SURVIVAL OF OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations  of  the  parties  under  this  Agreement  will  survive  the  termination  of any
Transaction.

(d)     REMEDIES  CUMULATIVE.  Except as  provided  in this  Agreement,  the  rights,  powers, remedies and  privileges  provided in this  Agreement are  cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)     COUNTERPARTS AND CONFIRMATIONS.

(i)     This Agreement (and each amendment,  modification  and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission),  each of which will be deemed an original.

(ii)    The parties intend that they are legally bound by the terms of each  Transaction  from the moment they agree to those terms  (whether  orally or  otherwise).  A Confirmation shall he entered  into as soon as  practicable  and may he executed  and  delivered in counterparts  (including  by facsimile  transmission)  or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging  system, which  in each  case  will be  sufficient  for all  purposes  to  evidence  a  binding supplement  to this  Agreement.  The parties will specify  therein or through  another effective means that any such counterpart,  telex or electronic message  constitutes a
        Confirmation.

(f)     NO WAIVER OF RIGHTS.  A failure or delay in exercising  any right,  power or privilege in respect of this  Agreement  will not be  presumed  to operate as a waiver,  and a single or partial  exercise of any right,  power or  privilege  will not be  presumed  to  preclude  any subsequent  or further  exercise,  of that right,  power or  privilege  or the exercise of any other right, power or privilege.

(g)     HEADINGS.  The headings used in this  Agreement are for  convenience of reference only and are not to affect the  construction of or to be taken into  consideration  in interpreting this Agreement.

10.     OFFICES; MULTIBRANCH PARTIES

(a)     If Section  10(a) is specified  in the  Schedule as  applying,  each party that enters into a  Transaction  through an Office  other than its head or home office  represents  to the
other  party  that,   notwithstanding   the  place  of  booking  office  or   jurisdiction  of
incorporation  or  organisation  of such party,  the obligations of such party are the same as if it had entered into the Transaction  through its head or home office.  This  representation will be deemed to be  repeated  by such party on each date on which a  Transaction  is entered into.

(b)     Neither party may change the Office  through  which it makes and receives  payments or deliveries  for the purpose of a Transaction  without the prior  written  consent of the other party.

(c)     If a party is specified  as a  Multibranch  Party in the  Schedule,  such  Multibranch
Party may make and receive  payments or deliveries  under any  Transaction  through any Office listed in the  Schedule,  and the  Office  through  which it makes and  receives  payments  or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.     EXPENSES

A  Defaulting  Party will,  on demand,  indemnify  and hold  harmless  the other party for and against all reasonable  out-of-pocket  expenses,  including legal fees and Stamp Tax, incurred by such other  party by reason of the  enforcement  and  protection  of its rights  under this
Agreement  or any  Credit  Support  Document  to which the  Defaulting  Party is a party or by reason of the early  termination of any Transaction,  including,  but not limited to, costs of collection.

12.     NOTICES

(a)     EFFECTIVENESS.  Any notice or other  communication in respect of this Agreement may be given in any  manner  set  forth  below  (except  that a notice or other  communication  under
Section 5 or 6 may not be given by facsimile  transmission or electronic  messaging system) to the address or number or in accordance with the electronic  messaging  system details provided
(see the Schedule) and will be deemed effective as indicated:--

(i)     if in writing and delivered in person or by courier, on the date it is delivered;

(ii)    if sent by telex, on the date the recipient's answerback is received;

(iii)   if sent by  facsimile  transmission,  on the date that  transmission  is received by a responsible  employee  of the  recipient  in legible  form (it being  agreed  that the burden of proving  receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

(iv)    if sent by certified  or  registered  mail  (airmail,  if overseas) or the  equivalent
        (return  receipt  requested),  on the date that mail is  delivered  or its delivery is attempted; or

(v)     if sent by  electronic  messaging  system,  on the date  that  electronic  message  is received,

unless the date of that delivery (or attempted  delivery) or that receipt,  as applicable,  is not a Local Business Day or that  communication  is delivered (or  attempted) or received,  as applicable,  after  the  close  of  business  on a Local  Business  Day,  in which  case  that communication  shall be deemed given and effective on the first  following day that is a Local
Business Day.

(b)     CHANGE OF  ADDRESSES.  Either  party may by notice to the other  change  the  address, telex or facsimile  number or electronic  messaging  system  details at which notices or other communications are to be given to it.

13.     GOVERNING LAW AND JURISDICTION

(a)     GOVERNING  LAW. This  Agreement  will be governed by and construed in accordance  with the law specified in the Schedule.

(b)     JURISDICTION.  With  respect  to any suit,  action  or  proceedings  relating  to this
Agreement ("Proceedings"), each party irrevocably:--

(i)     submits to the  jurisdiction of the English courts,  if this Agreement is expressed to be governed by English law, or to the non-exclusive  jurisdiction of the courts of the
        State of New York and the United  States  District  Court  located  in the  Borough of
        Manhattan in New York City, if this  Agreement is expressed to be governed by the laws of the State of New York; and

(ii)    waives  any  objection  which it may have at any  time to the  laying  of venue of any
        Proceedings  brought in any such court,  waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further  waives the right to object,  with respect to such Proceedings,  that such court does not have any jurisdiction over such party.

Nothing in this  Agreement  precludes  either  party from  bringing  Proceedings  in any other jurisdiction  (outside,  if this  Agreement  is  expressed  to be governed by English law, the
Contracting  States,  as defined in Section 1(3) of the Civil  Jurisdiction  and Judgments Act
1982 or any modification,  extension or re-enactment  thereof for the time being in force) nor will the bringing of  Proceedings  in any one or more  jurisdictions  preclude the bringing of
Proceedings in any other jurisdiction.

(c)     SERVICE OF  PROCESS.  Each  party  irrevocably  appoints  the  Process  Agent (if any)
specified opposite its name in the Schedule to receive,  for it and on its behalf,  service of process in any Proceedings.  If for any

reason any party's  Process Agent is unable to act as such,  such party will  promptly  notify the other  party and within 30 days  appoint a  substitute  process  agent  acceptable  to the other  party.  The  parties  irrevocably  consent to  service  of process  given in the manner provided  for  notices  in Section  12.  Nothing in this  Agreement  will  affect the right of either party to serve process in any other manner permitted by law.

(d)     WAIVER OF IMMUNITIES.  Each party irrevocably  waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of  sovereignty  or other similar  grounds from (i) suit, (ii)  jurisdiction of any court,  (iii) relief by way of injunction,  order for specific  performance  or for recovery of property,  (iv)  attachment  of its assets  (whether before or after  judgment)  and (v)  execution or  enforcement  of any judgment to which it or its revenues or assets might  otherwise  be entitled in any  Proceedings  in the courts of any jurisdiction and irrevocably  agrees,  to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.     DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED  TRANSACTIONS"  means (a) with respect to any  Termination  Event  consisting  of an
Illegality,  Tax Event or Tax Event Upon Merger,  all Transactions  affected by the occurrence of  such  Termination  Event  and  (b)  with  respect  to any  other  Termination  Event,  all
Transactions.

"AFFILIATE"  means,  subject  to  the  Schedule,   in  relation  to  any  person,  any  entity
controlled,  directly or  indirectly,  by the person,  any entity that  controls,  directly or indirectly,  the person or any entity  directly or  indirectly  under common  control with the person.  For this  purpose,  "control" of any entity or person  means  ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a)     in respect of  obligations  payable or  deliverable  (or which would have been but for
Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)     in respect of an  obligation  to pay an amount under Section 6(e) of either party from and after the date  (determined in accordance  with Section  6(d)(ii)) on which that amount is payable, the Default Rate;

(c)     in respect of all other  obligations  payable or deliverable (or which would have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)     in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment,  promulgation,  execution or ratification  of, or any change in or amendment to, any law (or in the  application or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent,  approval,  action,  authorisation,  exemption,  notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT  SUPPORT  DOCUMENT"  means any  agreement or  instrument  that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT  RATE"  means a rate per annum  equal to the cost  (without  proof or evidence of any actual cost) to the relevant  payee (as  certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY  TERMINATION  DATE"  means the date  determined  in  accordance  with  Section  6(a) or
6(b)(iv).

"EVENT OF DEFAULT"  has the meaning  specified  in Section  5(a) and,  if  applicable,  in the
Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE  TAX"  means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former  connection  between the jurisdiction of the  government or taxation  authority  imposing such Tax and the recipient of such payment or a person related to such recipient  (including,  without  limitation,  a connection arising from such  recipient  or related  person  being or having  been a citizen or  resident of such jurisdiction,  or being or having  been  organised,  present or engaged in a trade or business in such  jurisdiction,  or having or having had a  permanent  establishment  or fixed place of business in such  jurisdiction,  but excluding a connection arising solely from such recipient or related  person  having  executed,  delivered,  performed  its  obligations  or  received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters, by the practice of any relevant  governmental  revenue  authority) and "lawful" and "unlawful"
will be construed accordingly.

"LOCAL  BUSINESS DAY" means,  subject to the  Schedule,  a day on which  commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency deposits) (a)
in  relation to any  obligation  under  Section  2(a)(i),  in the  place(s)  specified  in the relevant  Confirmation or, if not so specified,  as otherwise agreed by the parties in writing or  determined  pursuant to  provisions  contained,  or  incorporated  by  reference,  in this
Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if  different,  in the  principal  financial  centre,  if any, of the currency of such  payment,  (c) in  relation  to any  notice  or  other  communication,  including  notice contemplated  under Section 5(a)(i),  in the city specified in the address for notice provided by the  recipient  and, in the case of a notice  contemplated  by Section  2(b),  in the place where the  relevant  new account is to be located  and (d) in relation to Section  5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means,  with respect to this Agreement or one or more Terminated  Transactions,  as the case may be,  and a party,  the  Termination  Currency  Equivalent  of an  amount  that  party reasonably  determines  in good faith to be its total losses and costs (or gain, in which case expressed  as a  negative  number)  in  connection  with  this  Agreement  or that  Terminated
Transaction  or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the election of such party but without  duplication,  loss or cost incurred as a result of its terminating,  liquidating,  obtaining or  reestablishing  any hedge or related  trading  position (or any gain  resulting  from any of them).  Loss includes losses and costs (or gains) in respect of any payment or  delivery  required to have been made
(assuming  satisfaction  of each  applicable  condition  precedent)  on or before the relevant
Early  Termination  Date  and  not  made,  except,  so as to  avoid  duplication,  if  Section
6(e)(i)(1) or (3) or  6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and out-of-pocket  expenses  referred to under  Section 11. A party will  determine its Loss as of the relevant Early  Termination  Date, or, if that is not  reasonably  practicable,  as of the earliest date  thereafter as is reasonably  practicable.  A party may (but need not) determine its Loss by  reference  to  quotations  of relevant  rates or prices from one or more  leading dealers in the relevant markets.

"MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions  and a party making the  determination,  an amount  determined  on the basis of quotations  from  Reference
Market-makers.  Each  quotation  will be for an  amount,  if any,  that  would be paid to such party  (expressed as a negative  number) or by such party  (expressed as a positive number) in consideration  of an  agreement  between such party  (taking into account any existing  Credit
Support  Document  with respect to the  obligations  of such party) and the quoting  Reference
Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of  preserving  for such party the  economic  equivalent  of any  payment  or  delivery
(whether the underlying  obligation  was absolute or contingent and assuming the  satisfaction of each  applicable  condition  precedent) by the parties under Section  2(a)(i) in respect of such  Terminated  Transaction  or group of  Terminated  Transactions  that would,  but for the occurrence of the relevant Early Termination Date, have

been  required  after  that  date.  For  this  purpose,  Unpaid  Amounts  in  respect  of  the
Terminated  Transaction or group of Terminated  Transactions  are to be excluded but,  without limitation,  any payment or delivery that would, but for the relevant Early  Termination Date, have been required (assuming  satisfaction of each applicable  condition precedent) after that
Early  Termination  Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree.
The party making the  determination  (or its agent) will request each  Reference  Market-maker to provide its  quotation  to the extent  reasonably  practicable  as of the same day and time
(without  regard to different  time zones) on or as soon as reasonably  practicable  after the relevant  Early  Termination  Date.  The day and time as of which those  quotations  are to be obtained  will be selected in good faith by the party  obliged to make a  determination  under
Section 6(e),  and, if each party is so obliged,  after  consultation  with the other. If more than three  quotations are provided,  the Market  Quotation will be the arithmetic mean of the quotations,  without  regard to the  quotations  having  the  highest  and lowest  values.  If exactly  three such  quotations  are  provided,  the Market  Quotation  will be the  quotation remaining after  disregarding  the highest and lowest  quotations.  For this purpose,  if more than one quotation has the same highest  value or lowest  value,  then one of such  quotations shall be  disregarded.  If fewer than three  quotations  are provided,  it will be deemed that the  Market  Quotation  in  respect  of such  Terminated  Transaction  or group of  Terminated
Transactions cannot be determined.

"NON-DEFAULT  RATE"  means a rate per annum  equal to the cost  (without  proof or evidence of any  actual  cost) to the  Non-defaulting  Party (as  certified  by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL  EVENT OF DEFAULT"  means any event  which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE  MARKET-MAKERS"  means four leading  dealers in the relevant market selected by the party  determining  a Market  Quotation  in good faith (a) from among  dealers of the  highest credit  standing which satisfy all the criteria that such party applies  generally at the time in  deciding  whether  to  offer  or to make an  extension  of  credit  and (b) to the  extent practicable, from among such dealers having an office in the same city.

"RELEVANT  JURISDICTION"  means,  with respect to a party, the  jurisdictions (a) in which the party is incorporated,  organised,  managed and controlled or considered to have its seat, (b)
where an Office  through which the party is acting for purposes of this  Agreement is located,
(c) in which the party  executes this  Agreement  and (d) in relation to any payment,  from or through which such payment is made.

"SCHEDULED  PAYMENT  DATE"  means a date on which a payment  or  delivery  is to be made under
Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off,  offset,  combination of accounts,  right of retention or withholding or similar  right or  requirement  to which the payer of an amount under Section 6 is entitled or subject  (whether  arising  under  this  Agreement,  another  contract,  applicable  law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT  AMOUNT" means,  with respect to a party and any Early  Termination  Date, the sum of:--

(a)     the Termination  Currency  Equivalent of the Market  Quotations  (whether  positive or negative) for each  Terminated  Transaction  or group of Terminated  Transactions  for which a
Market Quotation is determined; and

(b)     such party's Loss  (whether  positive or negative and without  reference to any Unpaid
Amounts) for each  Terminated  Transaction  or group of  Terminated  Transactions  for which a
Market  Quotation  cannot be  determined or would not (in the  reasonable  belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

"SPECIFIED  INDEBTEDNESS" means,  subject to the Schedule,  any obligation (whether present or future,  contingent or otherwise,  as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED  TRANSACTION"  means,  subject to the Schedule,  (a) any transaction  (including an agreement  with respect  thereto) now existing or hereafter  entered into between one party to this  Agreement  (or any Credit  Support  Provider of such party or any  applicable  Specified
Entity of such party) and the other party to this  Agreement (or any Credit  Support  Provider of such other party or any  applicable  Specified  Entity of such other party) which is a rate swap  transaction,  basis swap,  forward rate transaction,  commodity swap,  commodity option, equity or equity  index swap,  equity or equity  index  option,  bond  option,  interest  rate
option,   foreign  exchange   transaction,   cap  transaction,   floor   transaction,   collar
transaction,  currency  swap  transaction,  cross-currency  rate  swap  transaction,  currency option or any other  similar  transaction  (including  any option with respect to any of these transactions),  (b) any  combination  of  these  transactions  and (c) any  other  transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost,  duty,  charge,  assessment or fee of any nature  (including  interest,  penalties  and  additions  thereto)  that  is  imposed  by  any government  or other taxing  authority in respect of any payment  under this  Agreement  other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED  TRANSACTIONS"  means with respect to any Early  Termination Date (a) if resulting from a Termination  Event,  all Affected  Transactions  and (b) if resulting  from an Event of
Default,  all Transactions (in either case) in effect  immediately before the effectiveness of the notice  designating  that Early  Termination  Date (or, if "Automatic  Early  Termination"
applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION  CURRENCY  EQUIVALENT"  means,  in  respect  of  any  amount  denominated  in the
Termination  Currency,  such  Termination  Currency  amount  and,  in  respect  of any  amount denominated  in a currency other than the  Termination  Currency (the "Other  Currency"),  the
amount in the Termination  Currency determined by the party making the relevant  determination as being  required to purchase  such amount of such Other  Currency as at the  relevant  Early
Termination  Date,  or, if the  relevant  Market  Quotation  or Loss (as the case may be),  is determined  as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot exchange rate of the foreign  exchange  agent  (selected as provided  below)
for the purchase of such Other Currency with the  Termination  Currency at or about 11:00 a.m.
(in the  city in which  such  foreign  exchange  agent is  located)  on such  date as would be customary  for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant Early  Termination  Date or that later date. The foreign  exchange agent will,  if only one party is obliged to make a  determination  under  Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION  EVENT"  means an  Illegality,  a Tax Event or a Tax  Event  Upon  Merger  or, if
specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION  RATE" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual  cost) to each party (as  certified  by such party) if it were to fund or of funding such amounts.

"UNPAID  AMOUNTS"  owing to any party means,  with respect to an Early  Termination  Date, the aggregate of (a) in respect of all  Terminated  Transactions,  the amounts that became payable
(or that would have  become  payable but for Section  2(a)(iii))  to such party under  Section
2(a)(i) on or prior to such Early  Termination  Date and which remain  unpaid as at such Early
Termination  Date and (b) in  respect  of each  Terminated  Transaction,  for each  obligation under  Section  2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled by  delivery  to such  party on or prior to such Early  Termination  Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been)  required to be  delivered  as of the  originally scheduled date for delivery,  in each case  together  with (to the extent  permitted  under  applicable  law)
interest, in the currency, of such  amounts,  from (and  including)  the date such amounts or  obligations  were or would have been required to have  been paid or  performed  to (but  excluding)  such  Early  Termination  Date,  at the
Applicable Rate. Such amounts  of  interest  will be  calculated  on the basis of daily  compounding  and the actual number of days elapsed.  The fair  market  value of any  obligation  referred to in clause (b) above shall be reasonably determined  by the party  obliged to make the  determination  under  Section  6(e) or, if each party is so obliged, it shall be the average of the  Termination  Currency  Equivalents  of the fair market  values reasonablydetermined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below

                                                 U.S. BANK NATIONAL ASSOCIATION, NOT IN
                                                 ITS INDIVIDUAL CAPACITY BUT SOLELY AS
                                                  SUPPLEMENTAL INTEREST TRUST TRUSTEE,
                                                 ON BEHALF OF THE SUPPLEMENTAL INTEREST
                                                 TRUST, FOR THE BENEFIT OF RASC SERIES
                                                      2006- KS7 TRUST, HOME EQUITY
                                                   MORTGAGE ASSET-BACKED PASS-THROUGH
             JPMORGAN CHASE BANK                     CERTIFICATES, SERIES 2006-KS7
                 ("Party A")                                  ("Party B")

By:___________________________                 By:______________________________________
Name:                                          Name:
Title:                                         Title:

By:__________________________
Name:
Title:

                                       SCHEDULE
                                        TO THE
                                   MASTER AGREEMENT

                              dated as of August 28, 2006

                                        between

----------------------------------------- -------- ---------------------------------------
     JPMORGAN CHASE BANK, NATIONAL          And     U.S. BANK NATIONAL ASSOCIATION, NOT
              ASSOCIATION                          IN ITS INDIVIDUAL CAPACITY BUT SOLELY
               ("MORGAN")                              AS SUPPLEMENTAL INTEREST TRUST
                                                         TRUSTEE, ON BEHALF OF THE
                                                    SUPPLEMENTAL INTEREST TRUST, FOR THE
                                                      BENEFIT OF RASC SERIES 2006- KS7
                                                             TRUST, HOME EQUITY
                                                     MORTGAGE ASSET-BACKED PASS-THROUGH
                                                       CERTIFICATES, SERIES 2006-KS7
                                                              ("COUNTERPARTY")
----------------------------------------- -------- ---------------------------------------

This  Agreement  is  subject  to the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  Any
reference to a "Swap  Transaction"  in the Definitions is deemed to be a reference to a
"Transaction"  for purposes of this Agreement,  and any reference to a "Transaction" in this  Agreement  is deemed to be a reference  to a "Swap  Transaction"  for purposes of the  Definitions.  For the avoidance of doubt,  the Transaction  described herein shall be the sole  Transaction  governed by this  Agreement.  Each term  capitalized  but not defined herein or in the  Definitions  shall have the meaning  assigned  thereto in the
Pooling  and  Servicing  Agreement.  In the  event  of any  inconsistency  between  the provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,
this  Agreement  shall  prevail for purposes of the  Transaction.  Each  reference to a
"Section" (unless  specifically  referencing the Pooling and Servicing Agreement) or to a "Section"  "of this  Agreement"  will be construed as a reference to a Section of the
ISDA Form Master Agreement.

                                        PART 1

                                TERMINATION PROVISIONS

In this Agreement:-

(1)     "Specified Entity" will not apply to Morgan and will not apply to Counterparty for any purpose.

(2)     The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Morgan and will not apply to the Counterparty.

(3)     The "Credit Support Default" provisions of Section 5(a)(iii) will apply to
        Morgan and will not apply to the Counterparty.

(4)     The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Morgan and will not apply to the Counterparty.

(5)     The "Default Under Specified Transaction" provisions of Section 5(a)(v) will not apply to Morgan and will not apply to the Counterparty.

(6)     The "Cross Default" provisions of Section 5(a)(vi) will not apply to the
        Counterparty.
        The "Cross Default" provisions of Section 5(a)(vi) will apply to Morgan and for such purpose:

        (a)    "Specified Indebtedness" will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of such party's banking business.

        (b)    "Threshold Amount" means, with respect to Morgan, an amount equal to three percent of the shareholders' equity of Morgan.

(7)     The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to
        Morgan and will not apply to the Counterparty.

(8)     The "Tax Event" provisions of Section 5(b)(ii) will apply to Morgan and will not apply to the Counterparty.

(9)     The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to
        Morgan and will not apply to the Counterparty.

(10)    The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Morgan and will not apply to the Counterparty.

(11)    The "Additional Termination Event" provisions of Section 5(b)(v) will apply as set forth in Part 1 (15) hereof.

(12)    The "Automatic Early Termination" provisions of Section 6(a) will not apply to
        Morgan and will not apply to the Counterparty.

(13)    "Termination Currency" means United States Dollars.

(14)    For purposes of computing amounts payable on early termination:

        (a)    Market Quotation will apply to this Agreement; and

        (b)    The Second Method will apply to this Agreement.

(15)    The occurrence of each of the following events shall constitute an "Additional
        Termination Event" for purposes of Section 5(b)(v):

               (a) a notice of  redemption  pursuant to Section 9.01 of the Pooling and
               Servicing  Agreement  is issued and has become  irrevocable  pursuant to the Pooling and  Servicing  Agreement.  If this  Additional  Termination
               Event occurs,  the  Counterparty  shall be the sole  Affected  Party and this  Transaction  shall be the  sole  Affected  Transaction;  provided,
               however,  that  notwithstanding  Section  6(b)(iv),   either  party  may
               designate  an  Early  Termination  Date in  respect  of this  Additional
               Termination Event;  provided,  further, that such Early Termination Date shall not be prior to the final Distribution Date; or

               (b) any  amendment to Sections  4.02(c)(i)  through (x),  Section  4.10,
               Section  11.01(f)  and  Section  11.09  of  the  Pooling  and  Servicing
               Agreement  unless  Morgan has consented in writing.  If this  Additional
               Termination  Event occurs,  the Counterparty  shall be the sole Affected
               Party and this Transaction shall be the sole Affected Transaction;

               (c) the occurrence of an Additional  Termination  Event as forth in Part
               5 (10) hereof.  If this  Additional  Termination  Event  occurs,  Morgan shall be the sole Affected Party and this Transaction  shall be the sole
               Affected Transaction; or

               (d) if, upon the  occurrence of a Swap  Disclosure  Event (as defined in the  Indemnification  Agreement,  dated  August 28,  2006,  by and among
               Morgan,   Residential   Funding   Corporation  and   Residential   Asset
               Securities  Corporation (the "Indemnification  Agreement")),  Morgan has
               not, within 10 days after such Swap Disclosure Event,  complied with the provisions  set  forth in  Section 3 of the  Indemnification  Agreement, then an  Additional  Termination  Event shall have  occurred  and Morgan shall be the sole Affected Party and this Transaction  shall be the sole
               Affected Transaction.

(16)    Notwithstanding  any  other  provision  of  the  Agreement,   clause  (2)  of  the
        "Bankruptcy" provision of Section 5(a)(vii) shall not apply to the Counterparty.

                                        PART 2

                                  TAX REPRESENTATIONS

(1)     Payer Tax Representation:

        For the  purpose of Section  3(e) of this  Agreement,  Morgan and  Counterparty each make the following representation:

        It is not  required by any  applicable  law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any  deduction  or  withholding  for or on account of any Tax from any  payment
        (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this  Agreement)
        to be made by it to the other  party  under  this  Agreement.  In  making  this representation, it may rely on:

        (i)    the accuracy of any representations  made by the other party pursuant to
               Section 3(f) of this Agreement;

        (ii)   the  satisfaction  of the  agreement  of the other  party  contained  in
               Section  4(a)(i) or  4(a)(iii)  of this  Agreement  and the accuracy and effectiveness  of any document  provided by the other party  pursuant to
               Section 4(a)(i) or 4(a)(iii) of this Agreement; and

        (iii)  the  satisfaction  of the  agreement  of the other  party  contained  in
               Section 4(d) of this Agreement,

        provided that it shall not be a breach of this  representation  where  reliance is  placed  on  clause  (ii) and the  other  party  does not  deliver a form or document  under  Section  4(a)(iii)  of this  Agreement  by reason of  material prejudice to its legal or commercial position.

(2)     Payee Tax Representation:

         For the purpose of Section 3(f),  Morgan represents that it is a United States
         Person for U.S.  federal  income tax  purposes  and either (a) is a  financial institution  or (b) is not  acting  as an  agent  for a  person  that is not a
         United States Person for U.S. federal income tax purposes.

         For the  purpose  of  Section  3(f),  Counterparty  represents  it is a United
         States Person for U.S. federal income tax purposes.

                                        PART 3

                            AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

(1)     For the purpose of  Sections  4(a)(i)  and (ii) of this  Agreement,  Morgan and
        Counterparty agree to deliver any document required or reasonably  requested to allow the  other  party to make  payments  under  this  Agreement  without  any deduction  or  withholding  for  or on the  account  of any  Tax or  with  such deduction or  withholding  at a reduced rate promptly  after the earlier of (i)
        reasonable  demand by either party or (ii)  learning that such form or document is required.

(2)     Morgan will,  upon execution of this Agreement,  deliver a certificate  (or, if available,  the current  authorized  signature  book of Morgan)  specifying the names, title and specimen  signatures of the persons authorized to execute this
        Agreement and each Confirmation on its behalf.

(3)     The Counterparty will, on demand, deliver a certificate (or, if available,  the current  authorized  signature book of the Counterparty)  specifying the names, title and  specimen  signatures  of the  persons  authorized  to  execute  this
        Agreement and each Confirmation on its behalf.

(4)     The Counterparty  will deliver,  or cause to be delivered,  a conformed copy of the Pooling and Servicing Agreement upon finalization of such agreement.

(5)     Each party will, upon execution of this  Agreement,  deliver a legal opinion of counsel in form and substance  satisfactory  to the other party  regarding this
        Agreement and any other matters as such other party may reasonably request.

(6)     The Counterparty  shall supply Morgan with copies of each other report or other document required to be delivered by or to Counterparty  under the terms of the
        Pooling and  Servicing  Agreement,  other than those  required to be  delivered directly by the Trustee to Morgan  thereunder  promptly upon request by Morgan, or with respect to any particular  type of report or other document as to which
        Morgan has previously  made request to receive all reports or documents of that type,  promptly  upon  delivery  or  receipt  of such  report  or  document  by
        Counterparty and such delivery shall be satisfied by posting on  Counterparty's website http://www.usbank.com/mbs.

Each of the foregoing documents (other than the legal opinions described in (5)
above) is covered by the representation contained in Section 3(d) of this Agreement.

                                        PART 4

                                     MISCELLANEOUS

(1)     GOVERNING LAW.  This  Agreement will be governed by and construed in accordance with the laws of the  State of New York  without  reference  to  choice  of law doctrine  other  than New York  General  Obligations  Law  Sections  5-1401 and
        5-1402.

(2)     NOTICES.

        (a)    In connection  with Section  12(a),  all notices to Morgan  shall,  with respect to any  particular  Transaction,  be sent to the address,  telex number or facsimile  number  specified in the relevant  Confirmation and any notice for  purposes  of Sections 5 or 6 of the  Agreement  shall be sent to the address or telex number specified below:

               JPMorgan Chase Bank
               Attention:  Legal Department-Derivatives Practice Group
               270 Park Avenue, 41st Floor
               New York, New York  10017-2070
               Telex No.: 232337; Answerback:  CBC UR
               Facsimile No.:  (212) 270-3620

        (b)    In  connection  with  Section  12(a),  all  notices to the  Counterparty shall,  with  respect  to any  particular  Transaction,  be  sent to the address,  telex  number or  facsimile  number  specified in the relevant
               Confirmation  and any  notice  for  purposes  of  Sections 5 or 6 of the
               Agreement shall be sent to the address or telex number specified below:

               RASC Series 2006-KS7 Trust
               c/o U.S. Bank National Association
               60 Livingston Avenue
               EP-MN-WS3D
               St. Paul, MN  55107
               Facsimile No.: 651-495-8090
               Telephone No.: 651-495-3880

               With a copy to (for all purposes):

               Residential Funding Corporation
               8400 Normandale Lake Blvd.
               Minneapolis, MN  55437
               Attention:  Heather Anderson
               Facsimile No.: 952-838-4669
               Telephone No.: 952-857-6030 (for all purposes)

(3)     NETTING OF PAYMENTS.  Section  2(c)(ii) of this Agreement will apply,  with the effect that  payment  netting  will not take place with  respect to amounts due and owing in respect of more than one Transaction.

(4)     OFFICES; MULTIBRANCH PARTY.  For purposes of Section 10:

               (a)    Section 10(a) will apply; and

               (b)    For the purpose of Section 10(c):

               (i) Morgan is a Multibranch Party and may act through its London and
               New York Offices.

               (ii) The Counterparty is not a Multibranch Party.

(5)     CREDIT SUPPORT DOCUMENTS.

        With respect to Morgan: if applicable,  any Third Party Credit Support Document delivered by Morgan shall constitute a Credit Support Document.

        With respect to Morgan:  if applicable,  any Approved  Credit Support  Document shall constitute a Credit Support Document.

(6)     CREDIT SUPPORT PROVIDER.

        With respect to Morgan: the party guaranteeing  Morgan's  obligations  pursuant to a Third Party Credit  Support  Document,  if any,  shall be a Credit Support
        Provider.

        With respect to Counterparty: none.

                                        PART 5

                                   OTHER PROVISIONS

(1)     ISDA  DEFINITIONS.  Reference is hereby made to the 2000 ISDA  Definitions (the
        "ISDA   Definitions")  each  as  published  by  the  International   Swaps  and
        Derivatives  Association,  Inc.,  which are hereby  incorporated  by  reference herein.  Any terms used and not  otherwise  defined  herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(2)     [Reserved.]

(3)     INCONSISTENCY.  In the event of any inconsistency  between any of the following documents,  the  relevant  document  first  listed  below shall  govern:  (i) a
        Confirmation;  (ii) the  Schedule;  (iii)  the ISDA  Definitions;  and (iv) the
        printed form of ISDA Master Agreement.

(4)     CALCULATION AGENT.  The Calculation Agent will be Morgan.

(5)     WAIVER OF JURY TRIAL.  Each party waives,  to the fullest  extent  permitted by applicable  law,  any  right it may have to a trial by jury in  respect  of any suit,  action or proceeding  relating to this  Agreement or any Credit  Support
        Document.  Each party (i) certifies that no  representative,  agent or attorney of the other party or any Credit Support  Provider has  represented,  expressly or  otherwise,  that such other  party  would not, in the event of such a suit,
        action  or  proceeding,   seek  to  enforce  the  foregoing   waiver  and  (ii)
        acknowledges  that it and the other party have been  induced to enter into this
        Agreement  and provide for any Credit  Support  Document,  as  applicable,  by, among other things, the mutual waivers and certifications in this Section.

(6)     SEVERABILITY.  In the  event  any one or more of the  provisions  contained  in this Agreement should be held invalid,  illegal,  or unenforceable (in whole or in part)  in any  respect,  the  remaining  terms,  provisions,  covenants  and conditions  hereof shall continue in full force and effect as if this Agreement had been  executed with the invalid or  unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express,  without  material change the original  intentions of the parties as to the subject matter of this
        Agreement  and  the  deletion  of  such  portion  of this  Agreement  will  not substantially  impair the respective benefits or expectations of the parties to this Agreement;  provided,  however, that this severability provision shall not be applicable  if any provision of Section 2, 5, 6 or 13 (or any  definition or provision  in  Section  14 to the  extent  it  relates  to, or is used in or in connection  with  any  such  Section)  shall  be  so  held  to  be  invalid  or unenforceable.

(7)     NO GROSS-UP FOR  COUNTERPARTY.  Section 2(d) of the  Agreement  shall not apply with respect to the Counterparty  and the  Counterparty  shall not be obligated to gross up pursuant thereto.

(8)     [Reserved.]

(9)     NO PETITION; LIMITED RECOURSE.  Morgan hereby agrees that it shall not until a period of one year and one day (or if longer, the applicable preference period) after all rated liabilities of the Trust have been indefeasibly paid in full institute against or join any other Person in instituting against or cause any other person to institute against RASC Series 2006-KS7 Trust, Home
        Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS7 or the
        Counterparty any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state or other bankruptcy or similar laws.  Notwithstanding the foregoing, nothing herein shall prevent Morgan from participating in any such proceeding once commenced.  This provision shall survive termination of this Agreement.

        Morgan  hereby  acknowledges  and agrees  that the  Counterparty's  obligations hereunder will be solely the limited recourse  obligations of the Counterparty, and that Morgan will not have any recourse to any of the  directors,  officers, employees,  shareholders or affiliates of the Counterparty  with respect to any claims,  losses,  damages,  liabilities,  indemnities  or other  obligations in connection  with any  transactions  contemplated  hereby.  Notwithstanding  any other  provisions  hereof,  recourse  in  respect  of  any  obligations  of the
        Counterparty  to  Morgan  hereunder  or  thereunder  will  be  limited  to  the
        Collateral  and on the exhaustion  thereof all claims against the  Counterparty arising from this Confirmation or any other  transactions  contemplated  hereby or thereby shall be extinguished.

        (10)   RATINGS  DOWNGRADE  PROVISIONS.   Unless  written  notification  to  the
        contrary has been received from the Rating  Agencies,  following the occurrence of a Ratings  Event I and/or a Ratings  Event II, the parties shall comply with the following provisions, as applicable.

        I.     If a Ratings  Event I shall  occur and be  continuing  with  respect  to
        Morgan,  then Morgan shall,  within 5 Local  Business Days of the occurrence of such Ratings Event I, give notice of the  occurrence of such Ratings Event I to
        Counterparty.  Following  the  occurrence of such Ratings Event I, Morgan shall within 30 calendar days, at its own expense, either:

               (A)  provide,  or cause to be  provided,  a Third Party  Credit  Support
               Document to Counterparty;
               (B) transfer  Morgan's  rights and  obligations  under the Agreement and all Confirmations to another party; or

               (C) deliver  Eligible  Collateral to Counterparty in accordance with the terms of an Approved  Credit Support  Document;  provided,  however that
               Morgan's  rights  under  this   subparagraph  (C)  are  subject  to  the
               confirmation  of the Rating  Agencies.  Notwithstanding  the  foregoing,
               Morgan's   obligations   under  this  Part  5(10)(I)  to  post  Eligible
               Collateral  under the Approved  Credit Support  Document shall remain in effect only for so long as a Ratings Event I is continuing  with respect to Morgan.

        Each of I(A),  I(B) and I(C)  above  shall be subject  to  satisfaction  of the
        Rating Agency Condition.

        If, on or prior to the date that is 30 calendar days after the  occurrence of a
        Ratings Event I, Morgan has provided a Third Party Credit  Support  Document as provided  in I(A) above and the Rating  Agency  Condition  has been  satisfied, then, for so long as such Third Party Credit Support  Document is in effect and the Rating Agency  Condition  continues to be  satisfied,  Morgan shall have no further obligations in respect of this Part 5(10)(I).

        The failure by Morgan to comply with the provisions  hereof shall constitute an
        Additional  Termination  Event,  with Morgan as the sole Affected Party and all
        Transactions then outstanding between the parties as Affected Transactions.

        II.    If a Ratings  Event II shall  occur and be  continuing  with  respect to
        Morgan,  then Morgan shall,  within 5 Local  Business Days of the occurrence of such Ratings  Event II, give notice of the  occurrence of such Ratings Event II to  Counterparty.  Following  the  occurrence  of such Ratings Event II, Morgan shall, within 10 business days, at its own expense, either:

               (A) to the extent that is has not  already  done so in  accordance  with
               Part 5(10)(I),  provide,  or cause to be provided,  a Third Party Credit
               Support Document to Counterparty; or

               (B) transfer  Morgan's  rights and  obligations  under the Agreement and all Confirmations to another party.

        Each of II(A) and II(B)  above shall be subject to  satisfaction  of the Rating
        Agency Condition.

        If, on or prior to the date that is 10 business days after the  occurrence of a
        Ratings Event II, Morgan has provided a Third Party Credit Support  Document as provided  in II(A) or I(A)  above  and the  Rating  Agency  Condition  has been satisfied,  then, for so long as such Third Party Credit Support Document is in effect and the Rating Agency  Condition  continues to be satisfied,  then,  (i)
        Morgan  shall have no  further  obligations  in respect of this Part  5(10)(II)
        and,  (ii) if Morgan was  delivering  Eligible  Collateral to  Counterparty  in accordance  with the terms of an Approved Credit Support  Document  pursuant to
        the  provisions  of  Part  5(10)(I)  hereof,   Morgan  shall  have  no  further
        obligations to deliver  Eligible  Collateral  under the Approved Credit Support
        Document.

        If,
               (i) on or  prior  to  the  date  that  is 10  business  days  after  the occurrence  of a Ratings Event II, Morgan has not provided a Third Party
               Credit Support  Document as provided in II(A) above or  transferred  its rights and obligations as provided in II(B) above, or

               (ii)  Morgan has  provided a Third  Party  Credit  Support  Document  as provided  in II(A) or I(A) above but such  Third  Party  Credit  Support
               Document has ceased to be in effect and/or the Rating  Agency  Condition is no longer satisfied,

        then,  on the first Local  Business Day  following the date that is 10 business days after the  occurrence of the Ratings Event II (in respect of (i) above) or on the first Local  Business  Day  following  the date on which the Third Party
        Credit  Support  Document  referred to in (ii) above has ceased to be in effect and/or  fails to satisfy the Rating  Agency  Condition,  and only to the extent that Morgan is not already  delivering  Eligible  Collateral to Counterparty in accordance  with the terms of an Approved Credit Support  Document  pursuant to the provisions of Part 5(10)(I) hereof,  Counterparty  shall demand that Morgan deliver Eligible  Collateral to Counterparty in accordance with the terms of an
        Approved  Credit  Support  Document.  Upon  request  and only if  necessary  to satisfy  the  Rating  Agency  Condition,  concurrently  with such  delivery  of
        Eligible Collateral,  Morgan shall cause its counsel to deliver to Counterparty an opinion as to the  enforceability  of  Counterparty's  security  interest in
        such  Eligible  Collateral  in  all  relevant  jurisdictions.   Notwithstanding
        Morgan's  posting of Eligible  Collateral in  accordance  with the terms of the
        Approved  Credit  Support  Document,  Morgan  shall use best  efforts to either transfer its rights and obligations to an acceptable  third party or to provide
        a  Third  Party  Credit  Support  Document.   Notwithstanding   the  foregoing,
        Morgan's  obligations under this Part 5(10)(II) to find a transferee or provide a Third Party Credit  Support  Document and to post Eligible  Collateral  under the Approved  Credit  Support  Document shall remain in effect only for so long as a Ratings  Event II is  continuing  with respect to Morgan.  Notwithstanding the foregoing,  if such Ratings Event II is of the type described in clause (a)
        of the definition thereof, then Morgan must follow subparagraph II(B) above.

        The failure by Morgan to comply with the provisions  hereof shall constitute an
        Additional  Termination  Event,  with Morgan as the sole Affected Party and all
        Transactions then outstanding between the parties as Affected Transactions.

        As used herein:

        "Approved  Credit Support  Document" means a security  agreement in the form of the 1994 ISDA Credit  Support  Annex (ISDA  Agreements  Subject to New York Law
        Only),  as modified by the Paragraph 13 thereto,  which Paragraph 13 will be in the form of Annex A to this Agreement.

        "Fitch" means Fitch Ratings, or its successor in interest thereto.

        "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

        "Rating Agencies" means S&P, Moody's and Fitch.

        "Rating Agency Condition"  means,  with respect to any particular  proposed act or  omission  to act  hereunder  that the party  acting or  failing to act must consult  with  any of the  Rating  Agencies  then  providing  a  rating  of the
        Certificates and receive from the Rating Agencies a prior written  confirmation that the proposed  action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

        "Ratings  Event I" shall  occur with  respect to Morgan if  Morgan's  long-term senior  unsecured  debt rating by Moody's is lower than A1 or is A1 on negative watch or Morgan's  short-term  senior unsecured debt rating by Moody's is lower than  P-1  or is  P-1  on  negative  watch  or if  Morgan's  short-term  senior unsecured debt rating by S&P is lower than A-1.

        "Ratings  Event  II"  shall  occur  with  respect  to  Morgan  if (a)  Morgan's long-term  senior  unsecured  debt rating by S&P is BB+ or lower,  (b) Morgan's long-term  senior  unsecured  debt rating by Moody's is A3 or lower or Morgan's short-term  senior  unsecured  debt  rating by  Moody's  is P-2 or lower or (c)
        Morgan's  long-term  senior  unsecured  debt  rating  by Fitch is A or lower or
        Morgan's short-term senior unsecured debt rating by Fitch is F-2 or lower.

        "Pooling and Servicing  Agreement"  means the pooling and  servicing  agreement dated as of August 1, 2006 among Residential Asset Securities  Corporation,  as
        Depositor,  Residential Funding Corporation,  as Master Servicer, and U.S. Bank
        National Association, as Trustee.

        "S&P" means by Standard & Poor's Ratings Service or any successor thereto.

        "Third  Party  Credit  Support  Document"  means any  agreement  or  instrument
        (including  any  guarantee,  insurance  policy,  security  agreement  or pledge agreement) whose terms provide for the guarantee of Morgan's  obligations under this Agreement by a third party.

(11)    ADDITIONAL  REPRESENTATIONS.  Section 3 is hereby  amended by adding at the end thereof the following paragraphs:

        "(g)  It is an  "eligible  contract  participant"  under,  and as  defined  in,
        Section 1a(12) of the Commodity Exchange Act, as amended.

        (h) Each party will be deemed to  represent  to the other  party on the date on which it enters into a  Transaction  that (absent a written  agreement  between the parties that expressly imposes affirmative  obligations to the contrary for that Transaction):

               (i)    NON-RELIANCE.  It is  acting  for  its  own  account,  and it has made its own  independent  decisions to enter into that  Transaction and as to whether that  Transaction  is  appropriate  or proper for it based upon its own  judgment  and upon  advice  from such  advisers  as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a recommendation to enter into that  Transaction;  it being  understood that information and explanations  related to the terms and conditions of a Transaction shall not be considered  investment  advice or a recommendation  to enter into that Transaction.  No communication  (written or oral) received from the other party shall be deemed to be an  assurance  or  guarantee as to the expected results of that Transaction.

               (ii)   ASSESSMENT  AND  UNDERSTANDING.  It is capable of  assessing  the merits of and  understanding  (on its own behalf or through  independent
               professional   advice),   and  understands   and  accepts,   the  terms,
               conditions  and  risks  of  that  Transaction.  It is  also  capable  of assuming, and assumes, the risks of that Transaction.

               (iii)  STATUS  OF   PARTIES.   The  other  party  is  not  acting  as  a
               fiduciary for or an adviser to it in respect of that Transaction."

               (iv)   TRUSTEE  CAPACITY.  It is expressly  understood and agreed by the parties  hereto  that  insofar  as this  Agreement  is  executed  by the
               Trustee  (i) this  Agreement  is executed  and  delivered  by U.S.  Bank
               National  Association,  not in its  individual  capacity  but  solely as
               Supplemental  Interest  Trust  Trustee,  on behalf  of the  Supplemental
               Interest  Trust,  for the benefit of RASC Series  2006- KS7 Trust,  Home
               Equity Mortgage Asset-Backed Pass-Through Certificates,  Series 2006-KS7
               under  the  Pooling  and  Servicing  Agreement,  not in  its  individual capacity  but solely as  Supplemental  Interest  Trust  Trustee,  in the exercise  of  the  powers  and  authority  conferred  and  vested  in it thereunder,  (ii)  under  no  circumstances  shall  U.S.  Bank  National
               Association,  in its  individual  capacity be personally  liable for the payment of any indebtedness or expenses or be personally  liable for the breach  or  failure  of  any  obligation,  representation,  warranty  or covenant made or undertaken under this Agreement,  and (iii) each of the representations,  undertakings  and agreements  herein made on behalf of the  Counterparty is made and intended not as personal  representations, undertakings and agreements of Counterparty.

(12)    AMENDMENT TO SECTION 7 OF THE  AGREEMENT.  Section 7 of the Agreement is hereby amended by:

               (i)  adding  the words "and the  confirmation  of the  Rating  Agencies"
               immediately following the word "party" in the third line thereof; and

               (ii)  adding the  following  sentence  immediately  following  the final sentence thereof:

                      "In  addition,  each transfer  effected in  accordance  with this
                      Section shall be effective  only if the Rating  Agency  Condition is  satisfied  and each  transfer  effected  pursuant  to Section
                      6(b)(ii)  shall  be  effective  only  if  the  Ratings   Agencies
                      receive prior notice of such transfer."

(13)    AMENDMENT TO SECTION 9(B) OF THE  AGREEMENT.  Section 9(b) of the  Agreement is
        amended by adding the following sentence  immediately  following the end of the first sentence thereof:

                      "In addition,  no amendment  modification or waiver in respect of this  Agreement  will  be  effective  unless  the  Rating  Agency
                      Condition is satisfied."

(14)    SET-OFF.   Notwithstanding  any  provision  of  this  Agreement  or  any  other existing or future agreement,  each party irrevocably waives any and all rights it may have to set off,  net,  recoup  or  otherwise  withhold  or  suspend  or condition  payment or performance  of any  obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for this Transaction.

(15)    AMENDMENT TO SECTION 6(E) OF THE  AGREEMENT.  Section 6(e) of the  Agreement is
        amended by deleting the last sentence of the introductory paragraph thereof.

(16)    MODIFICATION TO DEFINITION OF INDEMNIFIABLE TAX.  The definition of
        "Indemnifiable Tax" in Section 14 means any and all withholding tax.

(17)    AFFILIATES.  Counterparty shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(18)    ACKNOWLEDGMENT. Morgan acknowledges that Counterparty has entered into this
        Agreement solely because it has been directed to enter into this Agreement pursuant to Section 4.10(a) of the Pooling and Servicing Agreement.

(19)    FORM OF MASTER AGREEMENT.  Morgan and Counterparty hereby agree that the text of the body of this Master Agreement is intended to be the exact printed form of ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted by the International Swap Dealers Association, Inc.

        Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                                         JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                             By:   __________________________
                                                   Name:
                                                   Title:

                                            U.S. BANK NATIONAL ASSOCIATION,  NOT IN ITS
                                            INDIVIDUAL    CAPACITY    BUT   SOLELY   AS
                                            SUPPLEMENTAL  INTEREST  TRUST  TRUSTEE,  ON
                                            BEHALF OF THE SUPPLEMENTAL  INTEREST TRUST,
                                            FOR THE  BENEFIT  OF RASC  SERIES  2006-KS7
                                            TRUST,  HOME EQUITY  MORTGAGE  ASSET-BACKED
                                            PASS-THROUGH CERTIFICATES, SERIES 2006-KS7

                                            By:    __________________________
                                                   Name:
                                                   Title:

                                                                                ANNEX A

                                    PARAGRAPH 13 TO
                                 CREDIT SUPPORT ANNEX

                                to the Schedule to the
                                   Master Agreement

                              dated as of August 28, 2006

                                        between

----------------------------------------- -------- ---------------------------------------
     JPMORGAN CHASE BANK, NATIONAL          and     U.S. BANK NATIONAL ASSOCIATION, NOT
              ASSOCIATION                          IN ITS INDIVIDUAL CAPACITY BUT SOLELY
               ("MORGAN")                              AS SUPPLEMENTAL INTEREST TRUST
                                                         TRUSTEE, ON BEHALF OF THE
                                                    SUPPLEMENTAL INTEREST TRUST, FOR THE
                                                      BENEFIT OF RASC SERIES 2006- KS7
                                                             TRUST, HOME EQUITY
                                                     MORTGAGE ASSET-BACKED PASS-THROUGH
                                                       CERTIFICATES, SERIES 2006-KS7
                                                              ("COUNTERPARTY")
----------------------------------------- -------- ---------------------------------------

Paragraph 13. Elections and Variables

(a)     Security  Interest for  "Obligations".  The term  "Obligations" as used in this
Annex includes no additional obligations with respect to either party.

(b)     Credit Support Obligations.

        (i)    Delivery Amount, Return Amount and Credit Support Amount.

               (A)    "Delivery Amount" has the meaning specified in Paragraph 3(a).

               (B)    "Return Amount" has the meaning specified in Paragraph 3(b).

               (C)    "Credit Support Amount" shall not have the meaning specified in
               Paragraph 3(b) and, instead, will have the following meaning:

               "Credit Support Amount" means, for any Valuation Date, (i) the Secured
               Party's Modified Exposure for that Valuation Date minus (ii) the
               Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support
               Amount yields a number less than zero.

        (ii)   Eligible  Collateral.  The  following  items will  qualify as  "Eligible
               Collateral":

---------- --------------------------------------------------- ----------- -------------
                                                                 Morgan    "Valuation
                                                                           Percentage"
---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(A)        USD Cash                                                 X          100%
---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(B)        Negotiable debt obligations issued by the U.S.           X          98%
           Treasury Department having a remaining maturity
           of one year or less from the Valuation Date

---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(C)        Negotiable debt obligations issued by the U.S.           X          86%
           Treasury Department having a remaining maturity
           of more than one year but less than ten years
           from the Valuation Date

---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(D)        Negotiable debt obligations issued by the U.S.           X         79.2%
           Treasury Department having a remaining maturity
           of ten years or more from the Valuation Date

---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(E)        Agency Securities having a remaining maturity of         X         97.6%
           one year or less from the Valuation Date

---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(F)        Agency Securities having a remaining maturity of         X         85.1%
           more than one year but less than ten years from
           the Valuation Date

---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(G)        Agency Securities having a remaining maturity of         X         74.8%
           ten years or more from the Valuation Date

---------- --------------------------------------------------- ----------- -------------
---------- --------------------------------------------------- ----------- -------------
(H)        USD denominated Commercial Paper rated A1/P1 by          X          99%
           S&P and Moody's respectively, that (a) settles
           within DTC, (b) is not issued by Morgan or any of
           its Affiliates and (c) has a remaining maturity
           of 30 days or less from the Valuation Date
---------- --------------------------------------------------- ----------- -------------

               For purposes of the foregoing:
(i)
I.      (a) "Agency  Securities"  means  negotiable  debt  obligations  which are fully guaranteed  as to both  principal  and interest by the Federal
               National  Mortgage   Association,   the  Government   National
               Mortgage   Association  or  the  Federal  Home  Loan  Mortgage
               Corporation,  but  excluding  (i) interest  only and principal
               only    securities    and   (ii)    Collateralized    Mortgage
               Obligations,  Real Estate  Mortgage  Investment  Conduits  and
               similar derivative securities.

               (b) "DTC" shall mean The  Depository  Trust & Clearing  Corporation,  or its successor.

               (c)  "Moody's"  shall  mean  Moody's  Investors  Service,  Inc.,  or its successor.

               (d) "S&P" shall mean Standard & Poor's Ratings Group, or its successor.

               (e) Eligible Collateral of the type described in Paragraph
               13(b)(ii)(H) may never constitute more than 20% of the total Value of
               Posted Collateral.

               (f)  With   respect  to  Posted   Collateral   consisting   of  Eligible
               Collateral  of  the  type  described  in  Paragraph  13(b)(ii)(H),   the
               aggregate Value of such Posted  Collateral issued by the same issuer may never  be  greater  than  33%  of the  aggregate  Value  of  all  Posted
               Collateral  consisting of Eligible  Collateral of the type  described in
               Paragraph 13(b)(ii)(H).

        (iii)  Other Eligible  Support.  There shall be no "Other Eligible Support" for purposes of this Annex, unless agreed in writing between the parties.

        (iv)   Thresholds.

               (A)    "Independent Amount" means zero.

               (B)    "Threshold" shall not apply with respect to the Counterparty and, with respect to Morgan, shall mean the amounts determined on the basis of the lower of the Credit Ratings set forth in the following table, provided, however, that if (i) Morgan has no Credit Rating, or (ii) an Event of Default has occurred and is continuing with respect to Morgan, Morgan's Threshold shall be U.S.$0:

           CREDIT RATING                     THRESHOLD
        (S&P /Moody's/Fitch)                  Morgan

S&P: A-1 or above.                            Infinity

Moody's (long-term senior unsecured
debt of Morgan): A1 or above.

Moody's (short-term senior
unsecured debt of Morgan): P-1 or
above.

S&P: Below A-1.                                 US$0

Moody's (long-term senior unsecured
debt of Morgan): Below A1 or A1 on
negative watch.

Moody's (short-term senior
unsecured debt of Morgan): Below
P-1 or P-1 on negative watch.

           As used herein:

                 "Credit Rating" means, with respect to (a) S&P, the rating assigned by S&P to the short-term senior unsecured debt of Morgan, and (b)
                 Moody's, the rating assigned by Moody's to the long-term senior unsecured debt of Morgan or to the short-term senior unsecured debt of Morgan, as applicable.

               (C)    "Minimum Transfer Amount", with respect to a party on any
                      Valuation Date, means U.S. $100,000.

(D)     Rounding.  The  Delivery  Amount,  rounded  up, and with  respect to the Return
                      Amount,   rounded  down  to  the  nearest  integral  multiple  of
                      $1,000, respectively.

(c)     Valuation and Timing.

        (i)    "Valuation Agent" means Morgan.

(A)     (ii)   "Valuation Date" means weekly on the last Local Business Day of each week or more frequently if agreed in writing by the parties.

        (iii)  "Valuation  Time"  means  the  close  of  business  in the  city  of the
               Valuation  Agent  on the  Valuation  Date  or date  of  calculation,  as applicable.

        (iv)   "Notification  Time"  means  12:00  p.m.,  New  York  time,  on a  Local
               Business Day.

        (v)    Mark-to-market  Procedures.  This  Agreement  shall be  marked-to-market no less than once per week and  additional  collateral  should be posted if necessary.  For as long as the Morgan's rating is A-2/BBB+ or higher, the  mark-to-market  valuations  can be based upon  internal  marks.  If
               Morgan's  rating  is  BBB  or  lower,   Morgan  shall  get  an  external
               verification  of its mark on a monthly basis.  The  verification  of the mark can be  obtained  by an  independent  third  party  (i.e.  trustee, administrator,  manager), and cannot be verified by the same entity more than four  times in any  12-month  period.  In  addition,  the  external mark-to-market  valuations  should  reflect  the higher of two bids from counterparties  that would be  eligible  and willing to provide the swap in the  absence of the  current  provider.  The  collateral  requirement should be based on the greater of the internal and external  marks,  and any  deficiencies  in collateral  value must be cured within three days.
               Morgan  shall  submit to Standard & Poor's the  internal  mark-to-market calculations.

               Once Morgan has verified the mark-to-market  valuation,  it shall submit to Standard & Poor's the two bids provided by external parties.

(d)     Conditions Precedent.  Not applicable.

(e)     Substitution.

        (i)    "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

        (ii)   Consent.  Inapplicable.

(f)     Dispute Resolution.

        (i)    "Resolution  Time" means 1:00 p.m., New York time, on the Local Business
               Day  following  the date on which the notice is given that gives rise to a dispute under Paragraph 5.

        (ii)   Value.   For the purposes of Paragraphs 5(i)(C) and 5(ii), the Value of
               Posted Credit Support other than Cash will be calculated as follows:

(b)            (A) with respect to any Eligible Collateral except Cash, the sum of (I)
               (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such
               Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (A)) as of such date; multiplied by the applicable Valuation Percentage.

        (iii)  Alternative.  The provisions of Paragraph 5 will apply.

(g)     Holding and Using Posted Collateral.

        (i)    Eligibility  to Hold Posted  Collateral;  Custodians.  Counterparty  and
               its  Custodian  will be entitled to hold Posted  Collateral  pursuant to
               Paragraph 6(b); provided that the following conditions  applicable to it are satisfied:

               (1)    Counterparty is not a Defaulting Party and

               (2)    Posted   Collateral   may  be   held   only   in  the   following
                      jurisdictions:
                      New York State or such other  state in the  United  States  where the Counterparty is located.

               Initially, the Custodian for Counterparty is: None

        (ii)   Use of Posted  Collateral.  The provisions of Paragraph 6(c)(i) will not apply to  Counterparty  but the  provisions of Paragraph  6(c)(ii) will apply to the Counterparty.

(h)     Distributions and Interest Amount.

        (i)    Interest Rate.  "Interest  Rate" will be the  annualized  rate of return actually  achieved on the Posted  Collateral  during the related posting period.

        (ii)   Transfer of Interest  Amount.  The Transfer of the Interest  Amount will be made monthly on the second Local Business Day of each calendar month.

        (iii)  Alternative to Interest  Amount.  The  provisions of Paragraph  6(d)(ii)
               will apply.

(i)     Additional Representation(s).  Not Applicable.

(j)     Other Eligible Support and Other Posted Support.

        (i)    "Value" with respect to Other Eligible  Support and Other Posted Support means: Not Applicable.

        (ii)   "Transfer"  with  respect to Other  Eligible  Support  and Other  Posted
               Support means: Not Applicable

(k)     Demands and Notices.

All demands,  specifications  and notices under this Annex will be made pursuant to the
Notices Section of this Agreement, unless otherwise specified here:

        Counterparty:

        Morgan:

(l)     Addresses for Transfers.

        Counterparty: as set forth in notices to Morgan from time to time

        Morgan:

(m)     Other Provisions:

               (i)    Modification  to Paragraph 1: The following  subparagraph  (b) is substituted for subparagraph (b) of this Annex:

               (b)  Secured  Party and  Pledgor.  All  references  in this Annex to the
               "Secured   Party"  will  be  to  Counterparty   and  all   corresponding
               references to the "Pledgor" will be to Morgan.

               (ii)   Modification  to  Paragraph  2:  The  following  Paragraph  2  is substituted for Paragraph 2 of this Annex:

               Paragraph  2.  Security  Interest.  The  Pledgor  hereby  pledges to the
               Secured  Party,  as  security  for its  Obligations,  and  grants to the
               Secured Party a first priority  continuing security interest in, lien on and right of Set-Off  against all Posted  Collateral  Transferred  to or received  by the  Secured  Party  hereunder.  Upon the  Transfer  by the
               Secured  Party  to  the  Pledgor  of  Posted  Collateral,  the  security interest and lien granted  hereunder on that Posted  Collateral  will be released  immediately and, to the extent  possible,  without any further action by either party.

               (iii)  Modification  to  Paragraph  9: The  following  first  clause  of
        Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:

               Paragraph  9.  Representations.  The Pledgor  represents  to the Secured
               Party  (which  representations  will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

               (iv)   Modifications  to  Paragraph  12: The  following  definitions  of
        "Pledgor" and "Secured  Party" are  substituted  for the  definitions  of those terms contained in Paragraph 12 of this Annex:

               "Pledgor" means Morgan,  when that party (i) receives a demand for or is required to Transfer  Eligible  Credit  Support under  Paragraph 3(a) or
               (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

               "Secured Party" means  Counterparty,  when that party (i) makes a demand for or is entitled to receive  Eligible  Credit Support under  Paragraph
               3(a) or (ii) holds or is deemed to hold Posted Credit Support.

               (v)    Addition  to  Paragraph   12:  The   following   definitions   of
        "Modified  Exposure"  shall be added  immediately  after the  definition of the term "Minimum  Transfer Amount" and immediately  prior to the definition of the term "Notification Time" in Paragraph 12 of this Annex:

               "Modified  Exposure"  means,  for any Valuation Date, an amount equal to the sum of (i) the  greater of USD 0 and the  Secured  Party's  Exposure for that  Valuation  Date and  (ii)  the sum of the  Volatility  Buffers
               determined  by the  Valuation  Agent with  respect  to each  Transaction subject to the Agreement.  As used herein:

                      "Volatility Buffer" means, with respect to a Transaction, an amount equal to the product of (a) the Factor applicable to the
                      Transaction and (b) the Notional Amount of the Transaction.

                      "Factor" means, with respect to a Transaction, a percentage dependent on Morgan's Counterparty Rating by S&P or Moody's, as
                      applicable, and the original maturity of the Transaction and determined by the Valuation Agent by reference to the following table:

                      --------------------- ------------------ ----------------- ---------------
                      Counterparty Rating     Maturities up    Maturities up      Maturities
                      (S&P/Moody's)           to 5 years (%)   to 10 years (%)    up to 30
                                                                                  years (%)
                      --------------------- ------------------ ----------------- ---------------
                      --------------------- ------------------ ----------------- ---------------
                      A-2/P-2                 3.25             4.00               4.75
                      --------------------- ------------------ ----------------- ---------------
                      --------------------- ------------------ ----------------- ---------------
                      A-3/P-3                 4.00             5.00               6.25
                      --------------------- ------------------ ----------------- ---------------
                      --------------------- ------------------ ----------------- ---------------
                      BB+ or lower/Ba1 or     4.50             6.75               7.50
                      lower
                      --------------------- ------------------ ----------------- ---------------

              (vi)    Modification to Paragraph 12:  Clause "(B)" of the definition of "Value" will be substituted to read in its entirety as follows:

              "(B) a security, the bid price obtained by the Valuation Agent from one of the Pricing Sources multiplied by the applicable Valuation
              Percentage, if any;"

              (vii)   Addition to Paragraph 12:  The following definition of "Pricing
        Sources" shall be added immediately after the definition of the term "Posted
        Credit Support" and immediately prior to the definition of the term
        "Recalculation Date" in Paragraph 12 of this Annex:

              "Pricing  Sources"  means the sources of financial  information  commonly known as Bloomberg,  Bridge  Information  Services,  Data Resources Inc.,
              Interactive Data Services,  International  Securities Market Association,
              Merrill  Lynch  Securities  Pricing  Service,  Muller  Data  Corporation,
              Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

              (viii)  Form of Annex.  Morgan  and  Counterparty  hereby  agree that the text of the body of this  Annex is  intended  to be the exact  printed  form of
        ISDA Credit  Support Annex  (Bilateral  Form - ISDA  Agreements  Subject to New
        York Law Only) as published  and  copyrighted  by the  International  Swaps and
        Derivatives Association, Inc.

ACCEPTED AND AGREED:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:  __________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS
SUPPLEMENTAL INTEREST TRUST TRUSTEE, ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST,
FOR THE BENEFIT OF RASC SERIES 2006- KS7 TRUST, HOME EQUITY MORTGAGE ASSET-BACKED
PASS-THROUGH CERTIFICATES, SERIES 2006-KS7

By:  __________________________________
Name:
Title:

(BILATERAL FORM)                                                 (ISDA AGREEMENTS SUBJECT TO NEW
YORK LAW ONLY)

                                             I S D A(R)
                      International Swaps and Derivatives Association, Inc.

                                       CREDIT SUPPORT ANNEX
                                      to the Schedule to the

                                      ISDA Master Agreement

                                   dated as of August 28, 2006

                                             between

          JPMORGAN CHASE BANK, N.A.               AND     U.S. BANK NATIONAL ASSOCIATION, NOT
           ("Party A" or "Morgan"))                         IN ITS INDIVIDUAL CAPACITY BUT
                                                            SOLELY AS SUPPLEMENTAL INTEREST
                                                            TRUST TRUSTEE, ON BEHALF OF THE
                                                         SUPPLEMENTAL INTEREST TRUST, FOR THE
                                                           BENEFIT OF RASC SERIES 2006- KS7
                                                                  TRUST, HOME EQUITY
                                                          MORTGAGE ASSET-BACKED PASS-THROUGH
                                                             CERTIFICATES, SERIES 2006-KS7
                                                             ("Party B" or "Counterparty")

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its  Schedule  and is a Credit  Support  Document  under  this  Agreement  with  respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH 1.  INTERPRETATION

(A)     DEFINITIONS  AND  INCONSISTENCY.  Capitalized  terms not otherwise  defined  herein or elsewhere  in this  Agreement  have the  meanings  specified  pursuant  to  Paragraph  12,  and all references  in this  Annex to  Paragraphs  are to  Paragraphs  of this  Annex.  In the event of any
inconsistency  between  this  Annex  and  the  other  provisions  of  this  Schedule,   this  Annex
will prevail,  and in the event of any inconsistency  between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(B)     SECURED PARTY AND PLEDGOR.  All  references in this Annex to the "Secured  Party" will be to  either  party  when  acting  in  that  capacity  and  all  corresponding  references  to the
"Pledgor"  will be to the other  party when acting in that  capacity;  provided,  however,  that if
Other  Posted  Support is held by a party to this  Annex,  all  references  herein to that party as the  Secured  Party  with  respect  to that  Other  Posted  Support  will be to that  party  as the beneficiary  thereof and will not subject that support or that party as the beneficiary  thereof to
provisions         of law generally relating to security interests and secured parties.

PARAGRAPH 2.  SECURITY INTEREST

Each party,  as the Pledgor,  hereby pledges to the other party,  as the Secured Party, as security for  its  Obligations,  and  grants  to the  Secured  Party a first  priority  continuing  security interest  in,  lien on and  right of  Set-off  against  all  Posted  Collateral  Transferred  to or received by the Secured  Party  hereunder.  Upon the  Transfer by the Secured  Party to the Pledgor
of Posted  Collateral,  the security  interest and lien granted hereunder on that Posted Collateral will be released  immediately  and, to the extent  possible,  without any further  action by either party.

             Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

PARAGRAPH 3.  CREDIT SUPPORT OBLIGATIONS

(a)     DELIVERY  AMOUNT.  Subject to  Paragraphs 4 and 5, upon a demand made by the Secured  Party on or promptly  following a Valuation  Date, if the Delivery  Amount for that Valuation Date equals or exceeds the Pledgor's  Minimum  Transfer  Amount,  then the Pledgor will Transfer to the Secured
Party  Eligible  Credit  Support  having a Value as of the date of  Transfer  at least equal to the applicable  Delivery  Amount  (rounded  pursuant to Paragraph 13).  Unless  otherwise  specified in
Paragraph 13, the  "DELIVERY  AMOUNT"  applicable to the Pledgor for any Valuation  Date will equal the amount by which:

        (i) the Credit Support Amount

        exceeds

        (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured
        Party.

(b)     RETURN  AMOUNT.  Subject to  Paragraphs  4 and 5, upon a demand  made by the  Pledgor on or promptly  following  a  Valuation  Date,  if the Return  Amount for that  Valuation  Date equals or exceeds the Secured Party's Minimum  Transfer  Amount,  then the Secured Party will Transfer to the
Pledgor  Posted  Credit  Support  specified  by the  Pledgor  in that  demand  having a Value as of the date of Transfer as close as practicable to the applicable  Return Amount (rounded  pursuant to
Paragraph 13). Unless  otherwise  specified in Paragraph 13, the "RETURN AMOUNT"  applicable to the
Secured Party for any Valuation Date will equal the amount by which:

(i)     the Value as of that  Valuation  Date of all Posted Credit Support held by the Secured
           Party

        exceeds

        (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means,  unless otherwise  specified in Paragraph 13, for any Valuation Date
(i) the  Secured  Party's  Exposure  for  that  Valuation  Date  plus  (ii)  the  aggregate  of all
Independent  Amounts  applicable  to the  Pledgor,  if any,  minus  (iii) all  Independent  Amounts applicable to the Secured Party,  if any, minus (iv) the Pledgor's  Threshold;  provided,  however,
that  the  Credit  Support  Amount  will  be  deemed  to  be  zero  whenever  the   calculation  of
Credit Support Amount yields a number less than zero.

PARAGRAPH 4.  CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND SUBSTITUTIONS

(a)     Conditions  Precedent.  Each Transfer obligation of the Pledgor under Paragraphs 3 and
5 and of the Secured Party under  Paragraphs 3,  4(d)(ii),  5 and 6(d) is subject to the conditions precedent that:

        (i) no Event of Default,  Potential  Event of Default or Specified  Condition  has occurred and is continuing with respect to the other party; and

        (ii) no Early  Termination  Date for which any unsatisfied  payment  obligations  exist has occurred or been  designated  as the result of an Event of Default or  Specified  Condition with respect to the other party.

(b)     TRANSFER  TIMING.  Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified,  if a demand  for the  Transfer  of  Eligible  Credit  Support  or Posted  Credit  Support is made by the
Notification  Time,  then the relevant  Transfer  will be made not later than the close of business on the next  Local  Business  Day;  if a demand  is made  after  the  Notification  Time,  then the relevant  Transfer  will be made  not  later  than  the  close  of  business  on the  second  Local
Business Day thereafter.

(c)     CALCULATIONS.  All  calculations  of Value and Exposure  for  purposes of  Paragraphs 3 and
6(d) will be made by the  Valuation  Agent as of the  Valuation  Time.  The  Valuation  Agent  will
notify  each  party  (or  the  other   party,   if  the   Valuation   Agent  is  a  party)  of  its
calculations  not  later  than the  Notification  Time on the  Local  Business  Day  following  the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)     SUBSTITUTIONS.

        (i)  Unless  otherwise  specified  in  Paragraph  13,  upon  notice to the  Secured  Party specifying  the items of Posted Credit  Support to be  exchanged,  the Pledgor may, on any
        Local Business Day, Transfer to the Secured Party substitute  Eligible Credit Support (the
        "Substitute Credit Support"); and

        (ii) subject to Paragraph  4(a),  the Secured Party will Transfer to the Pledgor the items of Posted  Credit  Support  specified  by the  Pledgor  in its  notice  not later than the
        Local   Business  Day  following  the  date  on  which  the  Secured  Party  receives  the
        Substitute Credit Support,  unless otherwise  specified in Paragraph 13 (the "Substitution
        Date");  provided  that the  Secured  Party  will only be  obligated  to  Transfer  Posted
        Credit  Support  with a Value as of the date of  Transfer of that  Posted  Credit  Support equal to the Value as of that date of the Substitute Credit Support.

 PARAGRAPH 5.  DISPUTE RESOLUTION

If a party (a "Disputing  Party")  disputes (I) the Valuation  Agent's  calculation  of a Delivery
Amount or a Return Amount or (II) the Value of any Transfer of Eligible  Credit  Support or Posted
Credit  Support,  then (1) the  Disputing  Party  will  notify the other  party and the  Valuation
Agent (if the  Valuation  Agent is not the other  party) not later than the close of  business  on the Local  Business  Day  following  (X) the date that the  demand is made  under  Paragraph  3 in the case of (I)  above or (Y) the date of  Transfer  in the case of (II)  above,  (2)  subject  to
Paragraph 4(a), the appropriate  party will Transfer the undisputed  amount to the other party not later  than the  close of  business  on the Local  Business  Day  following  (X) the date that the demand  is made  under  Paragraph  3 in the  case of (I)  above  or (Y) the  date of  Transfer  in the case of (II) above,  (3) the  parties  will  consult  with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i)     In the case of a  dispute  involving  a  Delivery  Amount  or  Return  Amount,  unless otherwise  specified in Paragraph 13, the Valuation  Agent will  recalculate  the Exposure and the Value as of the Recalculation Date by:

(A)     utilizing any  calculations of Exposure for the  Transactions  (or Swap  Transactions)
           that the parties have agreed are not in dispute; and

(B)     calculating the Exposure for the  Transactions  (or Swap  Transactions)  in dispute by
           seeking  four  actual  quotations  at  mid-market  from  Reference   Market-makers  for
           purposes of calculating  Market Quotation,  and taking the arithmetic  average of those obtained;  provided  that  if  four  quotations  are  not  available  for a  particular
           Transaction  (or Swap  Transaction),  then fewer than four  quotations  may be used for that  Transaction  (or Swap  Transaction);  and if no  quotations  are  available for a particular  Transaction  (or Swap  Transaction),  then the Valuation  Agent's  original calculations will be used for that Transaction (or Swap Transaction); and

(C)     utilizing  the  procedures  specified in Paragraph 13 for  calculating  the Value,  if disputed, of Posted Credit Support.

(ii)    In the case of a  dispute  involving  the Value of any  Transfer  of  Eligible  Credit
           Support or Posted Credit  Support,  the Valuation  Agent will  recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following  a  recalculation  pursuant  to this  Paragraph,  the  Valuation  Agent will notify each party (or the other  party,  if the  Valuation  Agent is a party) not later than the  Notification
Time on the Local  Business  Day  following  the  Resolution  Time.  The  appropriate  party will, upon  demand  following  that  notice  by the  Valuation  Agent or a  resolution  pursuant  to (3)
above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

PARAGRAPH 6.  HOLDING AND USING POSTED COLLATERAL

(A)     CARE  OF  POSTED  COLLATERAL.  Without  limiting  the  Secured  Party's  rights  under
Paragraph  6(c),  the Secured  Party will exercise  reasonable  care to assure the safe custody of all  Posted  Collateral  to  the  extent  required  by  applicable  law,  and  in  any  event  the
Secured   Party  will  be  deemed  to  have   exercised   reasonable   care  if  it  exercises  at
least the same  degree of care as it would  exercise  with  respect  to its own  property.  Except as  specified  in the  preceding  sentence,  the Secured  Party will have no duty with  respect to
Posted  Collateral,  including,  without  limitation,  any duty to collect any  Distributions,  or enforce or preserve any rights pertaining thereto.

(b)     ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

(I)     GENERAL.  Subject to the satisfaction of any conditions  specified in Paragraph 13 for holding Posted  Collateral,  the Secured Party will be entitled to hold Posted  Collateral or to appoint an agent (a  "Custodian")  to hold Posted  Collateral for the Secured Party.
        Upon notice by the Secured  Party to the Pledgor of the  appointment  of a Custodian,  the
        Pledgor's  obligations  to make any  Transfer  will be  discharged  by making the Transfer to that  Custodian.  The holding of Posted  Collateral  by a  Custodian  will be deemed to be the holding of that Posted  Collateral  by the  Secured  Party for which the  Custodian is acting.

(II)    FAILURE  TO  SATISFY  CONDITIONS.  If the  Secured  Party  or its  Custodian  fails to satisfy any  conditions  for  holding  Posted  Collateral,  then upon a demand made by the
        Pledgor,  the  Secured  Party  will,  not later  than five Local  Business  Days after the demand,  Transfer or cause its Custodian to Transfer all Posted  Collateral  held by it to a Custodian  that  satisfies  those  conditions  or to the Secured  Party if it  satisfies those conditions.

(III)   LIABILITY.  The  Secured  Party  will be  liable  for the  acts  or  omissions  of its
        Custodian to the same extent that the Secured Party would be liable  hereunder for its own acts or omissions.

(c)     USE OF  POSTED  COLLATERAL.  Unless  otherwise  specified  in  Paragraph  13  and  without limiting the rights and  obligations  of the parties  under  Paragraphs 3,  4(d)(ii),  5, 6(d) and
8, if the  Secured  Party is not a  Defaulting  Party  or an  Affected  Party  with  respect  to a
Specified  Condition and no Early  Termination  Date has occurred or been designated as the result of an Event of  Default  or  Specified  Condition  with  respect to the  Secured  Party,  then the
Secured  Party  will,   notwithstanding   Section  9-207  of  the  New  York  Uniform   Commercial
Code, have the right to:

(i)     sell,  pledge,  rehypothecate,  assign,  invest,  use,  commingle or otherwise dispose of, or  otherwise  use in its  business  any  Posted  Collateral  it holds,  free from any claim or right of any nature  whatsoever of the Pledgor,  including any equity or right of redemption by the Pledgor; and

(ii)    register any Posted  Collateral in the name of the Secured  Party,  its Custodian or a nominee for either.

For  purposes  of  the   obligation  to  Transfer   Eligible   Credit  Support  or  Posted  Credit
Support  pursuant  to  Paragraphs  3 and 5 and  any  rights  or  remedies  authorized  under  this
Agreement,  the  Secured  Party will be deemed to continue  to hold all Posted  Collateral  and to receive  Distributions  made  thereon,  regardless  of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)     DISTRIBUTIONS AND INTEREST AMOUNT.

(I)     DISTRIBUTIONS.  Subject to Paragraph  4(a), if the Secured Party receives or is deemed to receive  Distributions  on a Local  Business  Day, it will  Transfer to the Pledgor not later than the following Local Business Day any  Distributions it receives or is deemed to receive  to the extent  that a  Delivery  Amount  would not be  created  or  increased  by that  Transfer,  as calculated by the Valuation  Agent (and the date of  calculation  will be deemed to be a Valuation Date for this purpose).

(II)    INTEREST  AMOUNT.  Unless  otherwise  specified  in  Paragraph 13 and subject to Paragraph
        4(a),  in lieu of any  interest,  dividends  or other  amounts paid or deemed to have been paid  with  respect  to  Posted  Collateral  in the  form of Cash  (all  of  which  may be retained by the Secured  Party),  the  Secured  Party will  Transfer to the Pledgor at the times  specified  in  Paragraph  13 the  Interest  Amount to the  extent  that a  Delivery
        Amount would not be created or increased by that Transfer,  as calculated by the Valuation
        Agent  (and  the  date of  calculation  will be  deemed  to be a  Valuation  Date for this purpose).  The  interest  Amount or  portion  thereof  not  Transferred  pursuant  to this
        Paragraph  will  constitute  Posted  Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7.  EVENTS OF DEFAULT

For  purposes  of  Section  5(a)(iii)(1)  of this  Agreement,  an  Event  of  Default  will  exist with respect to a party if:

        (i)    that  party  fails  (or  fails to cause  its  Custodian)  to make,  when  due,  any
        Transfer of Eligible Collateral,  Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure  continues  for two Local  Business  Days after notice of that failure is given to that party;

        (ii)   that party fails to comply with any  restriction or  prohibition  specified in this
        Annex with  respect to any of the rights  specified  in  Paragraph  6(c) and that  failure continues  for five  Local  Business  Days after  notice of that  failure is given to that party; or

        (iii)  that party fails to comply with or perform any agreement or  obligation  other than those  specified  in  Paragraphs  7(i) and 7(ii) and that  failure  continues  for 30 days after notice of that failure is given to that party.

PARAGRAPH 8.  CERTAIN RIGHTS AND REMEDIES

(a)     SECURED  PARTY'S  RIGHTS  AND  REMEDIES.  If at  any  time  (1) an  Event  of  Default  or
Specified  Condition  with respect to the Pledgor has occurred and is  continuing  or (2) an Early
Termination  Date has  occurred  or been  designated  as the  result  of an Event  of  Default  or
Specified  Condition  with  respect to the  Pledgor,  then,  unless the  Pledgor  has paid in full all of its  Obligations  that are then due,  the  Secured  Party may  exercise  one or more of the following rights and remedies:

        (i)all  rights  and  remedies  available  to a secured  party  under  applicable  law with respect to Posted Collateral held by the Secured Party;

        (ii) any other  rights and  remedies  available  to the  Secured  Party under the terms of
        Other Posted Support, if any;

        (iii)the  right to  Set-off  any  amounts  payable  by the  Pledgor  with  respect  to any
        Obligations  against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any  obligation of the Secured Party to Transfer that Posted
        Collateral); and

        (iv)   the  right  to  liquidate  any  Posted   Collateral   held  by  the  Secured  Party
        through  one or more  public or  private  sales or other  dispositions  with such  notice, if any,  as may be  required  under  applicable  law,  free from any claim or right of any nature  whatsoever  of the Pledgor,  including  any equity or right of  redemption  by the
        Pledgor  (with the Secured  Party  having the right to  purchase  any or all of the Posted
        Collateral  to be sold) and to apply the proceeds (or the Cash  equivalent  thereof)  from the  liquidation  of the Posted  Collateral  to any amounts  payable by the  Pledgor  with respect to any obligations in that order as the Secured Party may elect.

Each party  acknowledges  and agrees that Posted  Collateral in the form of securities may decline
speedily  in  value  and  is  of  a  type   customarily   sold  on  a  recognized   market,   and,
accordingly,   the  Pledgor  is  not  entitled  to  prior  notice  of  any  sale  of  that  Posted
Collateral  by the Secured  Party,  except any notice that is required  under  applicable  law and cannot be waived.

 (b)    PLEDGOR'S  RIGHTS AND REMEDIES.  If at any time an Early  Termination Date has occurred or been  designated as the result of an Event of Default or Specified  Condition  with respect to the
Secured  Party,  then (except in the case of an Early  Termination  Date relating to less than all
Transactions  (or  Swap  Transactions)  where  the  Secured  Party  has  paid in  full  all of its obligations that are then due under Section 6(e) of this Agreement):

        (i)the  Pledgor  may  exercise  all  rights  and  remedies  available  to a pledgor  under applicable law with respect to Posted Collateral held by the Secured Party;

        (ii)   the Pledgor may exercise  any other  rights and  remedies  available to the Pledgor under the terms of Other Posted Support, if any;

        (iii)  the Secured Party will be obligated  immediately to Transfer all Posted  Collateral and the Interest Amount to the Pledgor; and

        (iv)   to  the  extent  that  Posted   Collateral  or  the  Interest   Amount  is  not  so
        Transferred  pursuant  to  (iii) above, the Pledgor may:

           (A)   Set-off  any  amounts  payable by the  Pledgor  with  respect to any  Obligations against any Posted  Collateral or the Cash equivalent of any Posted  Collateral held by the  Secured  Party (or any  obligation  of the Secured  Party to Transfer  that Posted
           Collateral); and

           (B)   to the extent that the Pledgor does not Set-off  under  (iv)(A)  above,  withhold payment  of  any  remaining  amounts  payable  by  the  Pledgor  with  respect  to  any
           Obligations,  up to the Value of any remaining  Posted  Collateral  held by the Secured
           Party, until that Posted Collateral is Transferred to the Pledgor.

(c)     DEFICIENCIES  AND EXCESS  PROCEEDS.  The  Secured  Party will  Transfer to the Pledgor any proceeds and Posted Credit Support remaining after  liquidation,  Set-off and/or application under
Paragraphs  8(a) and 8(b) after  satisfaction  in full of all amounts  payable by the Pledgor with respect to any  Obligations;  the  Pledgor  in all  events  will  remain  liable  for any  amounts remaining  unpaid after any  liquidation,  Set-off and/or  application  under  Paragraphs 8(a) and
8(b).

(d)     FINAL  RETURNS.  When no amounts are or thereafter  may become payable by the Pledgor with respect  to any  Obligations  (except  for any  potential  liability  under  Section  2(d) of this
Agreement),  the Secured  Party will  Transfer to the  Pledgor all Posted  Credit  Support and the
Interest Amount, if any.

PARAGRAPH 9.   REPRESENTATIONS

Each party represents to the other party (which  representations  will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

        (i)  it has  the  power  to  grant  a  security  interest  in  and  lien  on any  Eligible
        Collateral  it Transfer as the Pledgor and has taken all  necessary  actions to  authorize the granting of that security interest and lien;

        (ii) it is the  sole  owner  of or  otherwise  has the  right  to  Transfer  all  Eligible
        Collateral  it Transfers to the Secured  Party  hereunder,  free and clear of any security interest,  lien,  encumbrance or other  restrictions  other than the security interest and lien granted under Paragraph 2;

        (iii)upon the Transfer of any  Eligible  Collateral  to the Secured  Party under the terms of this Annex,  the Secured Party will have a valid and perfected first priority  security interest  therein  (assuming  that any central  clearing  corporation  or any  third-party financial  intermediary or other entity not within the control of the Pledgor  involved in the Transfer of that Eligible  Collateral  gives the notices and takes the action required of it under applicable law for perfection of that interest); and

        (iv)   the  performance by it of its  obligations  under this Annex will not result in the
        creation  of  any   security   interest,   lien  or  other   encumbrance   on  any  Posted
        Collateral  other  than  the security interest and lien granted under Paragraph 2.

PARAGRAPH 10.  EXPENSES

(a)     GENERAL.  Except as otherwise  provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection  with  performing  its  obligations  under this Annex and neither  party  will be  liable  for any  costs  and  expenses  incurred  by the  other  party  in connection herewith.

(b)     POSTED CREDIT  SUPPORT.  The Pledgor will promptly pay when due all taxes,  assessments or charges  of  any  nature  that  are  imposed  with  respect  to  Posted  Credit  Support  held  by the  Secured  Party upon  becoming  aware of the same,  regardless  of whether any portion of that
Posted  Credit  Support  is  subsequently  disposed  of under  Paragraph  6(c),  except  for those taxes,  assessments  and charges that result from the exercise of the Secured Party's rights under
Paragraph 6(c).

(c)     LIQUIDATION/APPLICATION  OF POSTED  CREDIT  SUPPORT.  All  reasonable  costs and  expenses incurred  by  or  on  behalf  of  the  Secured  Party  or  the  Pledgor  in  connection  with  the liquidation  and/or  application of any Posted Credit  Support under  Paragraph 8 will be payable, on demand and pursuant to the Expenses  Section of this Agreement,  by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11.  MISCELLANEOUS

(a)     DEFAULT  INTEREST.  A secured  Party that fails to make,  when due, any Transfer of Posted
Collateral  or the  Interest  Amount  will  be  obligated  to  pay  the  Pledgor  (to  the  extent permitted  under  applicable  law) an amount equal to interest at the Default Rate  multiplied  by the Value of the items of property  that were  required to be  Transferred,  from (and  including)
the date that  Posted  Collateral  or  Interest  Amount was  required  to be  Transferred  to (but excluding)  the date of Transfer of that Posted  Collateral  or  Interest  Amount.  This  interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b)     FURTHER  ASSURANCES.  Promptly  following a demand  made by a party,  the other party will execute,  deliver,  file  and  record  any  financing  statement,  specific  assignment  or  other document and take any other action that may be necessary  or desirable  and  reasonably  requested by that party to create,  preserve,  perfect or validate  any  security  interest or lien  granted under  Paragraph  2, to enable that party to exercise or enforce its rights  under this Annex with respect to Posted  Credit  Support  or an  Interest  Amount or to effect or  document a release of a security interest on Posted Collateral or an Interest Amount.

(c)     FURTHER  PROTECTION.  The Pledgor will  promptly  give notice to the Secured Party of, and defend  against,  any  suit,  action,  proceeding  or lien that  involves  Posted  Credit  Support
Transferred  by the  Pledgor  or that  could  adversely  affect  the  security  interest  and lien granted by it under  Paragraph 2, unless that suit,  action,  proceeding  or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d)     GOOD FAITH AND COMMERCIALLY  REASONABLE MANNER.  Performance of all obligations under this
Annex,  including,  but not limited  to, all  calculations,  valuations  and  determinations  made by either party, will be made in good faith and in a commercially reasonable manner.

(e)     DEMANDS AND  NOTICES.  All  demands  and notices  made by a party under this Annex will be made as  specified  in the Notices  Section of this  Agreement,  except as  otherwise  provided in
Paragraph 13.

(f)     SPECIFICATIONS  OF  CERTAIN  MATTERS.   Anything  referred  to  in  this  Annex  as  being
specified in Paragraph 13 also may be specified in one or more  Confirmations  or other  documents and this Annex will be construed accordingly.

PARAGRAPH 12.  DEFINITIONS

As used in this Annex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS"  means with respect to Posted Collateral other than Cash, all principal,  interest and other payments and  distributions of cash or other property with respect  thereto,  regardless of whether  the  Secured  Party has  disposed  of that Posted  Collateral  under  Paragraph  6(c).
Distributions  will not  include  any item of  property  acquired  by the  Secured  Party upon any disposition  or  liquidation  of Posted  Collateral  or, with respect to any Posted  Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE  COLLATERAL"  means,  with  respect  to  a  party,  the  items,  if  any,  specified  as such  for  that  party  in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE"   means   for   any   Valuation   Date  or   other   date   for   which   Exposure   is
calculated   and   subject  to   Paragraph  5  in  the  case  of  a  dispute,   the   amount,   if
any,  that  would  be  payable  to  a  party  that  is  the  Secured  Party  by  the  other  party
(expressed  as a  positive  number)  or by a party that is the  Secured  Party to the other  party
(expressed as a negative  number) pursuant to Section  6(e)(ii)(2)(A)  of this Agreement as if all
Transactions  (or Swap  Transactions)  were being  terminated as of the relevant  Valuation  Time;
provided  that  Market   Quotation   will  be   determined  by  the  Valuation   Agent  using  its
estimates at mid-market of the amounts that would be paid for  Replacement  Transactions  (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT  AMOUNT"  means,  with  respect  to  a  party,  the  amount  specified  as  such  for that party  in Paragraph 13; if no amount is specified, zero.

"INTEREST  AMOUNT"  means,  with respect to an Interest  Period,  the aggregate sum of the amounts of interest  calculated  for each day in that Interest  Period on the  principal  amount of Posted
Collateral  in the form of Cash held by the Secured  Party on that day,  determined by the Secured
Party for each such day as follows:

        (x)    the amount of that Cash on that day; multiplied by

        (y)    the Interest Rate in effect for that day; divided by

        (z)    360.

"INTEREST  PERIOD"  means the period from (and  including)  the last Local  Business  Day on which an  Interest  Amount was  Transferred  (or, if no Interest  Amount has yet been  Transferred,  the
Local  Business  Day on  which  Posted  Collateral  in the  form of  Cash  was  Transferred  to or received  by  the  Secured  Party)  to  (but  excluding)  the  Local  Business  Day on  which  the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY",  unless  otherwise  specified in Paragraph 13, has the meaning  specified in the  Definitions  Section  of this  Agreement,  except  that  references  to a  payment  in clause
(b)  thereof  will  be deemed to  include  a Transfer under this Annex.

"MINIMUM  TRANSFER  AMOUNT" means,  with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS"  means,  with respect to a party,  all present and future  obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE  SUPPORT"  means,  with respect to a party,  the items, if any,  specified as such for that party in Paragraph 13.

"OTHER POSTED  SUPPORT"  means all Other  Eligible  Support  Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR"  means  either  party,  when that  party (i)  receives a demand  for or is  required  to
Transfer  Eligible  Credit Support under  Paragraph 3(a) or (ii) has  Transferred  Eligible Credit
Support under Paragraph 3(a).

"POSTED  COLLATERAL"  means  all  Eligible  Collateral,  other  property,  Distributions,  and all proceeds  thereof  that have been  Transferred  to or  received  by the  Secured  Party under this
Annex and not  Transferred  to the Pledgor  pursuant  to  Paragraph  3(b),  4(d)(ii) or 6(d)(i) or released by the Secured  Party  under  Paragraph  8. Any  Interest  Amount or portion  thereof not
Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION  DATE"  means the  Valuation  Date that gives rise to the  dispute  under  Paragraph
5;  provided,  however,  that if a  subsequent  Valuation  Date occurs  under  Paragraph 3 prior to the  resolution  of the  dispute,  then the  "Recalculation  Date" means the most recent  Valuation
Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.
"RETURN AMOUNT" has the meaning specified in paragraph 3(b).

"SECURED  PARTY"  means  either  party,  when that party (i) makes a demand for or is  entitled to receive  Eligible  Credit  Support under  Paragraph 3(a) or (ii) holds or is deemed to hold Posted
Credit Support.

"SPECIFIED  CONDITION"  means, with respect to a party, any event specified as such for that party in Paragraph 13.
"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).
"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(iii).

"THRESHOLD"  means,  with  respect  to a party,  the  amount  specified  as such for that party in
Paragraph 13; if no amount is specified, zero.

"TRANSFER"  means,  with  respect  to any  Eligible  Credit  Support,  Posted  Credit  Support  or
Interest  Amount,  and in  accordance  with the  instructions  of the  Secured  Party,  Pledgor or
Custodian, as applicable:

    (i) in the  case  of  Cash,  payment  or  delivery  by wire  transfer  into  one or more  bank accounts  specified  by the recipient;

    (ii)       in the  case of  certificated  securities  that  cannot  be paid  or  delivered  by book-entry,  payment  or  delivery  in  appropriate  physical  form  to the  recipient  or its account  accompanied  by any duly  executed  instruments  of transfer,  assignments  in blank, transfer tax stamps and any other  documents  necessary to constitute a legally valid transfer to the recipient.

    (iii)      in  the  case  of  securities   that  can  be  paid  or  delivered  by  book-entry,
    the  giving  of  written  instructions  to  the  relevant  depository   institution  or  other
    entry   specified   by  the   recipient,   together   with  a  written  copy  thereof  to  the
    recipient,  sufficient  if  complied  with to result in a legally  effective  transfer  of the relevant interest to the recipient; and

    (iv)       in the case of Other Eligible Support or Other Posted Support, as specified in
    Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in
Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE"  means  for  any  Valuation  Date  or  other  date  for  which  Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)     Eligible Collateral or Posted Collateral that is:

(A)     Cash, the amount thereof; and

(B)     a  security,  the  bid  price  obtained  by  the  Valuation  Agent  multiplied  by the applicable Valuation Percentage, if any:

(ii)    Posted  Collateral  that  consists  of  items  that  are  not  specified  as  Eligible
               Collateral, zero; and

        (iii)  Other Eligible Support and Other Posted Support, as specified in Paragraph 13.